EXHIBIT 10.1

Execution Version

SEVERANCE AGREEMENT
WITH COVENANTS

1.    PARTIES.

The parties to this Severance Agreement with Covenants (the “Agreement”) are PATRICK L. CHRISTOPHER and SCHNITZER STEEL INDUSTRIES, INC., an Oregon corporation (“Schnitzer”).

1.1 PATRICK L. CHRISTOPHER.

For the purposes of this Agreement, “Christopher” means Patrick L. Christopher, his attorneys, heirs, executors, administrators, assigns, and spouse (as applicable).

1.2 THE COMPANY.

For purposes of this Agreement the “Company” means Schnitzer, and all subsidiaries, affiliated companies and other business entities thereof, all predecessors and successors of each, and all of each entity’s officers, shareholders, directors, employees, agents, or assigns in their individual and representative capacities.

2.    BACKGROUND AND PURPOSE.

Christopher was employed by Schnitzer pursuant to an Employment Agreement effective March 13, 2012 (the “Employment Contract”). On August 10, 2013 Christopher communicated to Schnitzer the resignation of his employment and the parties hereby agree that Christopher’s employment with Schnitzer terminated on August 14, 2013 (the “Effective Date”). Christopher asserts that his resignation was a resignation for “good reason” pursuant to Section 5(b)(iv) of the Employment Contract. Schnitzer disputes that assertion. The parties are entering into this Agreement to settle fully and finally any and all claims Christopher may have against the Company, whether asserted or not, known or unknown, including, but not limited to, claims arising out of or related to the Employment Contract, Christopher’s resignation or any other claims, whether asserted or not, known or unknown, past or future, that relate to the Employment Contract or Christopher’s employment with and resignation from Schnitzer.

3.    CONSIDERATION.

3.1  Schnitzer shall modify certain of Christopher’s outstanding equity awards which would otherwise be forfeited upon his resignation as follows:

a. Unvested restricted stock units which would have vested on June 1, 2014 but would otherwise be forfeited upon Christopher’s resignation shall be modified to vest on the first anniversary of the Effective Date as set forth in the modified award agreements attached as Exhibits 1-5;

b. LTIP performance shares which would have vested on October 31, 2013 but would otherwise be forfeited upon Christopher’s resignation shall be modified to vest on the first anniversary of the Effective Date based on the level of performance during the performance period certified by the Compensation Committee of Schnitzer’s Board of Directors (the “Committee”) and shall be payable in accordance with the terms of the modified award agreement attached as Exhibit 6;

c. NIR RSUs which would have vested during Schnitzer’s Fiscal 2014 but would otherwise be forfeited upon Christopher’s resignation shall be modified to vest as they mature based on the level of performance under the terms of the relevant award agreement certified by the Committee as set forth in the modified award agreements attached as Exhibits 7-9.

3.2  For the 12-month period commencing September 1, 2013, Schnitzer shall pay Christopher $2,620 each quarter in arrears, with the first payment due on or before December 15, 2013 and each subsequent payment due within 15 days of the end of the quarter, which Christopher may elect to use to purchase medical, dental and vision benefits; provided, that Schnitzer shall not be obligated to make any payments to Christopher for any period that Christopher is receiving medical, dental or vision benefits from a subsequent employer during such 12-month period, and any such benefit actually received by Christopher shall be reported to Schnitzer.

3.3  Schnitzer shall pay Christopher a one time, lump sum severance payment of $125,000 (One Hundred Twenty-Five Thousand Dollars) in twelve regular monthly installments beginning on August 31, 2013; provided that the Company shall deduct from such payments the FICA taxes due with respect to the restricted stock units in Section 3.1(a) and the performance shares in Section 3.1(b).

3.4  Christopher shall be permitted to retain his current cell phone number. Schnitzer will cooperate in communicating with the telephone Company provider to ensure that Christopher is able to maintain this phone number.

3.5  On the Effective Date, Christopher’s vested options for 4,404 shares that expire November 29, 2015, unvested options for 14,803 shares having an August 28, 2014 vesting date, all other unvested equity awards and any right to any Fiscal 2013 AICP or other bonus payment are forfeited.

4.    CONTINUING OBLIGATIONS.

Christopher shall honor his obligations under this Agreement and his continuing obligations set forth in Sections 5, 7 and 8 of the Employment Contract.

5.    NONDISPARAGEMENT.

Christopher agrees that he will not disparage or make false or adverse statements about the Company or its officers and directors. Schnitzer shall report to Christopher any actions or statements that are attributed to Christopher and known to Schnitzer’s executive management that Schnitzer believes are disparaging, false or adverse. Schnitzer agrees that it will not disparage or make false or adverse statements about Christopher. Christopher shall report to Schnitzer any actions or statements that are attributed to Schnitzer and known to Christopher that Christopher believes are disparaging, false or adverse.

6.    PROTECTED INFORMATION.

Should Christopher or his attorneys or agents be requested in any judicial, administrative, or other proceeding to disclose Protected Information (as defined in the Employment Contract), Christopher shall promptly notify Schnitzer of such request and provide Schnitzer an opportunity to appear and protect its interests.

7.    RELEASE.

Christopher hereby releases the Company from any and all claims, demands, actions, or causes of action, whether known or unknown, arising from or related in any way to any contract with or employment of Christopher by the Company, or any other past or future claim that relates in any way to Christopher’s employment, resignation, the Employment Contract, compensation or benefits, with the exception of any claim Christopher may have against Schnitzer for enforcement of this Agreement. This release includes any and all claims, direct or indirect, which might otherwise be made under any applicable local, state or federal authority, including but not limited to any claim arising under the state or local statutes where Christopher was employed by Schnitzer dealing with civil rights, employment, wage and hour, discrimination in employment, Employee Retirement Income Security Act (ERISA), Title VII of the Civil Rights Act of 1964, the Post-Civil War Civil Rights Act (42 U.S.C. §§ 1981-1988), the Civil Rights Act of 1991, the Americans With Disabilities Act, the Family and Medical Leave Act of 1993, the

Equal Pay Act of 1963, Executive Order 11246, the Rehabilitation Act of 1973, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Worker Adjustment and Retraining Notification Act, the Age Discrimination in Employment Act, the Older Workers Benefit Protection Act, the Fair Labor Standards Act, all as amended, any regulations under such authorities, or any other applicable constitutional, statutory, contract, tort, or common law theories, except that Christopher does not hereby release Schnitzer from its obligations under this Agreement; its contribution and indemnification obligations, whether arising under this Agreement or otherwise; from any coverage under any policy of insurance providing indemnity and related costs for the benefit of Christopher; or for vested benefits under Schnitzer’s defined benefit pension plan. As a partial inducement to Christopher to provide the foregoing release, the Company confirms that as of the date of this Agreement, Schnitzer’s executive management is not aware of any claims or facts which would give rise to a claim by Schnitzer against Christopher.

8.    COVENANTS.

8.1 COVENANT NOT TO PROSECUTE OR MAINTAIN ANY ACTION OR PROCEEDING AGAINST COMPANY.

Christopher covenants not to prosecute or hereafter maintain or institute any action at law, suit or proceeding in equity, administrative or any proceeding of any kind or nature whatsoever against the Company for any reason related in any way to any claim released herein. Christopher further covenants and agrees that Christopher will not raise any claim against the Company by way of defense, counterclaim or cross-claim or in any other manner, on any alleged claim, demand, liability or cause of action released herein. Schnitzer covenants not to prosecute or hereafter maintain or institute any action at law, suit or proceeding in equity, administrative or any proceeding of any kind or nature whatsoever against Christopher for any reason related in any way to any claim released herein. Schnitzer further covenants and agrees that it will not raise any claim against Christopher by way of defense, counterclaim or cross-claim or in any other manner, on any alleged claim, demand, liability or cause of action released herein.

8.2  COOPERATION IN DEFENSE OF COMPANY; CONSULTATION.

Christopher covenants now and in the future that Christopher will assist the Company in good faith in the defense of any claim brought against the Company of which Christopher has any personal knowledge and the Company agrees it will reimburse Christopher reasonable out-of-pocket expenses in providing such assistance. In the event that this assistance requires more than eight hours of time in the course of a one-year period (excluding time spent testifying under a valid subpoena) the parties will negotiate reasonable compensation that is based on an amount that is roughly equivalent to Employee’s base salary under the Employment Contract, translated to a daily or hourly rate.

9.    SCOPE OF AGREEMENT.

The provisions of this Agreement shall be deemed to obligate, extend to, and inure to the benefit of the parties; to Schnitzer’s affiliates, successors, predecessors, assigns, directors, officers, and employees; and to each parties’ insurers, transferees, grantees, legatees, agents and heirs, including those who may assume any and all of the above-described capacities subsequent to the execution and effective date of this Agreement.

10.  OPPORTUNITY FOR ADVICE OF COUNSEL.

Christopher acknowledges that Christopher has been encouraged by Schnitzer to seek advice of counsel with respect to this Agreement and has had the opportunity to do so and has done so.

11.  SEVERABILITY.

Every provision of this Agreement is intended to be severable. In the event any term or provision of this Agreement is declared to be illegal or invalid for any reason whatsoever by a court of competent jurisdiction or by final and unappealed order of an administrative agency of competent jurisdiction, such illegality or invalidity should not affect the balance of the terms and provisions of this Agreement, which terms and provisions shall remain binding and enforceable.

12.  NO WAIVER.

Failure of either party to enforce any term of this Agreement shall not constitute a waiver of the party’s right to enforce that term or any other term of this Agreement.

13.  COSTS AND ATTORNEY’S FEES.

The parties each agree to bear their own costs and attorneys’ fees which have been or may be incurred in connection with any matter herein or in connection with the negotiation and consummation of this Agreement or any action to enforce the provisions of this Agreement.

14.  GOVERNING LAW.

The rights and obligations of the parties under this Agreement shall in all respects be governed by the laws of the United States and the State of Oregon.

15.  ENTIRE AGREEMENT; NO MODIFICATION.

This Agreement and Sections 5, 7 and 8 of the Employment Contract contain the entire agreement and understanding between the parties and supersedes and replaces all other prior negotiations and proposed agreements.  Christopher and Schnitzer acknowledge that no other party, nor agent nor attorney of any other party, has made any promise, representation, or warranty, express or implied, not contained in this Agreement concerning the subject matter of this Agreement or to induce this Agreement, and Christopher and Schnitzer acknowledge that they have not executed this Agreement in reliance upon any such promise, representation, or warranty not contained in this Agreement.  No modification or waiver of any of the provisions or any future representation, promise or addition shall be binding upon the parties unless made in writing and signed by the parties.

Dated:  August 27, 2013

Name: /s/ Patrick L. Christopher
            PATRICK L. CHRISTOPHER

SCHNITZER STEEL INDUSTRIES, INC.

By:  /s/ Richard C. Josephson

Its:  Senior Vice President

Exhibit 1
to Severance Agreement with Covenants
Between Patrick Christopher and Schnitzer Steel Industries, Inc.

AMENDED AND RESTATED RESTRICTED STOCK UNIT AWARD AGREEMENT

Pursuant to Section 8 of the 1993 Stock Incentive Plan (the “Plan”) of Schnitzer Steel Industries, Inc., an Oregon corporation (the “Company”), on July 28, 2009, the Compensation Committee of the Board of Directors of the Company authorized and granted to Patrick L. Christopher (the “Recipient”) an award of restricted stock units with respect to the Company’s Class A Common Stock (“Common Stock”), subject to the terms and conditions of a Restricted Stock Unit Award Agreement between the Company and the Recipient covering the award (the “Original Agreement”). In connection with the termination of the Recipient’s employment on August 14, 2013 and pursuant to the terms of that certain Severance Agreement with Covenants dated August __, 2013, the parties desire to modify the Original Agreement.

Now, therefore, the parties agree to amend, restate and supersede the Original Agreement in its entirety as follows (as amended, the “Agreement”):

1. Award and Terms of Restricted Stock Units. The Company awards to the Recipient under the Plan 2,789 restricted stock units (the “Award”), subject to the restrictions, terms and conditions set forth in this Agreement.

(a) Rights under Restricted Stock Units. A restricted stock unit (a “RSU”) obligates the Company, upon vesting in accordance with this Agreement, to issue to the Recipient one share of Common Stock for each RSU. The number of shares of Common Stock issuable with respect to each RSU is subject to adjustment as determined by the Board of Directors of the Company as to the number and kind of shares of stock deliverable upon any merger, reorganization, consolidation, recapitalization, stock dividend, spin-off or other change in the corporate structure affecting the Common Stock generally.

(b) Vesting Date. The RSUs awarded under this Agreement shall initially be 100% unvested and subject to forfeiture. Subject to Sections 1(c), (d), (e) and (f), 20% of the RSUs vested on each of June 1, 2010, June 1, 2011, June 1, 2012 and June 1, 2013. In addition, subject to Sections 1(c), (d) and (e), 558 RSUs (the “Severance RSUs”) shall vest on August 14, 2014, and the Severance RSUs shall not terminate under Section 1(f) as a result of Recipient’s termination of employment.

(c) Acceleration on Death or Disability. If the Recipient dies or becomes disabled, the Severance RSUs shall become immediately vested. The term “disabled” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

(d) Certain Transactions. Notwithstanding any provision in this Agreement (but subject to the last sentence of this Section 1(d)), in the event of dissolution of the Company or a merger, consolidation or plan of exchange affecting the Company, the Compensation Committee of the Board of Directors (the “Compensation Committee”) may, in its sole discretion and to the extent possible under the structure of the applicable transaction, select one or a combination of the following alternatives for treating this Award of RSUs:

(i) The Award shall remain in effect in accordance with its terms;

(ii) All or a portion of the RSUs shall, to the extent then still subject to the vesting restrictions, be released from the vesting restrictions in connection with the closing of the applicable transaction; or

(iii) The RSUs shall be converted into restricted stock units or restricted stock of one or more of the corporations that are the surviving or acquiring corporations in the applicable transaction. The amount and type of converted restricted stock units or restricted stock shall be determined by the Company, taking into account the relative values of the companies involved in the applicable transaction and the exchange rate, if any, used in determining shares of the surviving corporation(s) to be held by holders of shares of the Company following the applicable transaction. Unless otherwise determined by the Company, by action of the Compensation Committee, the converted restricted stock units or restricted stock shall continue to be subject to the forfeiture provisions applicable to the RSUs at the time of the applicable transaction.

Notwithstanding the foregoing provisions of this Section 1(d) to the contrary, no such alternative shall occur with respect to the RSUs to the extent that, if it did, a 20% tax would be imposed under Section 409A of the Internal Revenue Code on the Recipient.

(e) Special Acceleration in Certain Events. Notwithstanding any other provision in this Agreement, upon a change in control of the Company, the Severance RSUs shall become immediately vested. The term “change in control of the Company” means the occurrence of any of the following events:

(i) The consummation of:

(A) any consolidation, merger or plan of share exchange involving the Company (a “Merger”) as a result of which the holders of outstanding securities of the Company ordinarily having the right to vote for the election of directors (“Voting Securities”) immediately prior to the Merger do not continue to hold at least 50% of the combined voting power of the outstanding Voting Securities of the surviving corporation or a parent corporation of the surviving corporation immediately after the Merger, disregarding any Voting Securities issued to or retained by such holders in respect of securities of any other party to the Merger; or

(B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the Company;

(ii) At any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (“Incumbent Directors”) shall cease for any reason to constitute at least a majority thereof;

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provided, however, that the term “Incumbent Director” shall also include each new director elected during such two-year period whose nomination or election was approved by two-thirds of the Incumbent Directors then in office; or

(iii) Any person shall, as a result of a tender or exchange offer, open market purchases or privately negotiated purchases from anyone other than the Company, have become the beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of Voting Securities representing 20% or more of the combined voting power of the then outstanding Voting Securities. For purposes of this Section 1(e), the term “person” means and includes any individual, corporation, partnership, group, association or other “person,” as such term is used in Section 14(d) of the Securities Exchange Act of 1934, other than the Company or any employee benefit plan sponsored by the Company.

Notwithstanding anything in this Section 1(e) to the contrary, no event shall be considered a change in control of the Company for purposes of this Agreement if the event is not also a “change in ownership,” “change in effective control,” or “change in ownership of a substantial portion of the assets” as those terms are defined in Treas Reg §1.409A-3(i)(5).

Notwithstanding anything in this Section 1(e) to the contrary, unless otherwise determined by the Board of Directors of the Company, no change in control of the Company shall be deemed to have occurred for purposes of this Agreement if (1) the Recipient acquires (other than on the same basis as all other holders of shares of Common Stock of the Company) an equity interest in an entity that acquires the Company in a change in control of the Company otherwise described under subparagraph (i) of this Section 1(e), or (2) the Recipient is part of a group that constitutes a person which becomes a beneficial owner of Voting Securities in a transaction that otherwise would have resulted in a change in control of the Company under subparagraph (iii) of this Section 1(e).

(f) Forfeiture of RSUs on Termination of Service. If the Recipient ceases to be an employee of the Company or a parent or subsidiary of the Company under circumstances where the RSUs have not previously vested and do not become vested pursuant to Section 1(c) or 1(d), the Recipient shall immediately forfeit all outstanding but unvested RSUs awarded pursuant to this Agreement and the Recipient shall have no right to receive the related Common Stock; provided, however, that the Severance RSUs shall not be forfeited under this section.

(g) Restrictions on Transfer. The Recipient may not sell, transfer, assign, pledge or otherwise encumber or dispose of the RSUs subject to this Agreement. The Recipient may designate beneficiaries to receive the shares of Common Stock underlying the RSUs subject to this Agreement if the Recipient dies before delivery of the shares of Common Stock by so indicating on a form supplied by the Company. If the Recipient fails to designate a beneficiary, such Common Stock will be delivered to the person or persons establishing rights of ownership by will or under the laws of descent and distribution.

(h) No Voting Rights; Dividends. The Recipient shall have no rights as a shareholder with respect to the RSUs or the Common Stock underlying the RSUs until the underlying Common Stock is issued to the Recipient. The Recipient will be entitled to receive

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any cash dividends declared on the Common Stock underlying the RSUs after the RSUs have vested and the Common Stock has been issued. The Company shall accrue and pay to the Recipient on the vesting of the RSUs an amount in cash equal to dividends that would have been paid on the Common Stock underlying the RSUs after the date of the issuance of the RSUs. No interest shall be paid by the Company on accrued amounts.

(i) Delivery Date for the Shares Underlying the RSUs. As soon as practicable, but in no event later than thirty days, following a date on which any RSUs vest, the Company will issue the Recipient the Common Stock underlying the then vested RSUs in the form of uncertificated shares in book entry form. The shares of Common Stock will be issued in the Recipient’s name or, in the event of the Recipient’s death, in the name of either (i) the beneficiary designated by the Recipient on a form supplied by the Company or (ii) if the Recipient has not designated a beneficiary, the person or persons establishing rights of ownership by will or under the laws of descent and distribution.

(j) Taxes and Tax Withholding. The Recipient acknowledges and agrees that no election under Section 83(b) of the Internal Revenue Code can or will be made with respect to the RSUs. The Recipient acknowledges that, except as provided below, on each date that shares underlying the RSUs are issued to the Recipient (the “Payment Date”), the Value (as defined below) on that date of the shares so issued will be treated as ordinary compensation income for federal and state income and FICA tax purposes, and that the Company will be required to withhold taxes on these income amounts. To satisfy the required minimum withholding amount, the Company shall withhold from the shares otherwise issuable the number of shares having a Value equal to the minimum withholding amount. For purposes of this Section 6, the “Value” of a share shall be equal to the closing market price for the Common Stock on the last trading day preceding the Payment Date. The Recipient acknowledges that under current tax law, the Company is required to withhold FICA taxes with respect to the Severance RSUs on the date of this amended and restated Agreement. To satisfy the required FICA withholding, the Recipient shall, immediately upon notification of the amount due, pay to the Company in cash or by check amounts necessary to satisfy applicable FICA withholding requirements. If the Recipient fails to pay the amount demanded, the Company or the Recipient’s employer may withhold that amount from other amounts payable to the Recipient, including salary, subject to applicable law.

(k) Not a Contract of Employment. Nothing in the Plan or this Agreement shall confer upon Recipient any right to be continued in the employment of the Company or any parent or subsidiary of the Company, or to interfere in any way with the right of the Company or any parent or subsidiary by whom Recipient is employed to terminate Recipient’s employment at any time or for any reason, with or without cause, or to decrease Recipient’s compensation or benefits.

2.  Miscellaneous.

(a) Entire Agreement; Amendment. This Agreement and the Plan constitute the entire agreement of the parties with regard to the subjects hereof.

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(b) Interpretation of the Plan and the Agreement. The Compensation Committee shall have the sole authority to interpret the provisions of this Agreement and the Plan and all determinations by it shall be final and conclusive.

(c) Electronic Delivery. The Recipient consents to the electronic delivery of notices and any prospectus and any other documents relating to this Award in lieu of mailing or other form of delivery.

(d) Rights and Benefits. The rights and benefits of this Agreement shall inure to the benefit of and be enforceable by the Company’s successors and assigns and, subject to the restrictions on transfer of this Agreement, be binding upon the Recipient’s heirs, executors, administrators, successors and assigns.

(e) Further Action. The parties agree to execute such instruments and to take such action as may reasonably be necessary to carry out the intent of this Agreement.

(f) Governing Law. This Agreement and the Plan will be interpreted under the laws of the state of Oregon, exclusive of choice of law rules.

Dated: _________________

_______________________________
Patrick L. Christopher

SCHNITZER STEEL INDUSTRIES, INC.

By:  ____________________________
        Authorized Officer

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Exhibit 2
to Severance Agreement with Covenants
Between Patrick Christopher and Schnitzer Steel Industries, Inc.

AMENDED AND RESTATED RESTRICTED STOCK UNIT AWARD AGREEMENT

Pursuant to Section 8 of the 1993 Stock Incentive Plan (the “Plan”) of Schnitzer Steel Industries, Inc., an Oregon corporation (the “Company”), on July 27, 2010, the Compensation Committee of the Board of Directors of the Company authorized and granted to Patrick L. Christopher (the “Recipient”) an award of restricted stock units with respect to the Company’s Class A Common Stock (“Common Stock”), subject to the terms and conditions of a Restricted Stock Unit Award Agreement between the Company and the Recipient covering the award (the “Original Agreement”). In connection with the termination of the Recipient’s employment on August 14, 2013 and pursuant to the terms of that certain Severance Agreement with Covenants dated August __, 2013, the parties desire to modify the Original Agreement.

Now, therefore, the parties agree to amend, restate and supersede the Original Agreement in its entirety as follows (as amended, the “Agreement”):

1.   Award and Terms of Restricted Stock Units. The Company awards to the Recipient under the Plan 3,317 restricted stock units (the “Award”), subject to the restrictions, terms and conditions set forth in this Agreement.

(a) Rights under Restricted Stock Units. A restricted stock unit (a “RSU”) obligates the Company, upon vesting in accordance with this Agreement, to issue to the Recipient one share of Common Stock for each RSU. The number of shares of Common Stock issuable with respect to each RSU is subject to adjustment as determined by the Board of Directors of the Company as to the number and kind of shares of stock deliverable upon any merger, reorganization, consolidation, recapitalization, stock dividend, spin-off or other change in the corporate structure affecting the Common Stock generally.

(b) Vesting Date. The RSUs awarded under this Agreement shall initially be 100% unvested and subject to forfeiture. Subject to Sections 1(c), (d), (e) and (f), 20% of the RSUs vested on each of June 1, 2011, June 1, 2012 and June 1, 2013. In addition, subject to Sections 1(c), (d) and (e), 663 RSUs (the “Severance RSUs”) shall vest on August 14, 2014, and the Severance RSUs shall not terminate under Section 1(f) as a result of Recipient’s termination of employment. For the avoidance of doubt, 664 RSUs granted under the Original Agreement were irrevocably forfeited under Section 1(f) as a result of Recipient’s termination of employment.

(c) Acceleration on Death or Disability. If the Recipient dies or becomes disabled, the Severance RSUs shall become immediately vested. The term “disabled” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

(d) Certain Transactions. Notwithstanding any provision in this Agreement (but subject to the last sentence of this Section 1(d)), in the event of dissolution of the Company or a merger, consolidation or plan of exchange affecting the Company, the Compensation Committee of the Board of Directors (the “Compensation Committee”) may, in its sole discretion and to the extent possible under the structure of the applicable transaction, select one or a combination of the following alternatives for treating this Award of RSUs:

(i) The Award shall remain in effect in accordance with its terms;

(ii) All or a portion of the RSUs shall, to the extent then still subject to the vesting restrictions, be released from the vesting restrictions in connection with the closing of the applicable transaction; or

(iii) The RSUs shall be converted into restricted stock units or restricted stock of one or more of the corporations that are the surviving or acquiring corporations in the applicable transaction. The amount and type of converted restricted stock units or restricted stock shall be determined by the Company, taking into account the relative values of the companies involved in the applicable transaction and the exchange rate, if any, used in determining shares of the surviving corporation(s) to be held by holders of shares of the Company following the applicable transaction. Unless otherwise determined by the Company, by action of the Compensation Committee, the converted restricted stock units or restricted stock shall continue to be subject to the forfeiture provisions applicable to the RSUs at the time of the applicable transaction.

Notwithstanding the foregoing provisions of this Section 1(d) to the contrary, no such alternative shall occur with respect to the RSUs to the extent that, if it did, a 20% tax would be imposed under Section 409A of the Internal Revenue Code on the Recipient.

(e) Special Acceleration in Certain Events. Notwithstanding any other provision in this Agreement, upon a change in control of the Company, the Severance RSUs shall become immediately vested. The term “change in control of the Company” means the occurrence of any of the following events:

(i) The consummation of:

(A) any consolidation, merger or plan of share exchange involving the Company (a “Merger”) as a result of which the holders of outstanding securities of the Company ordinarily having the right to vote for the election of directors (“Voting Securities”) immediately prior to the Merger do not continue to hold at least 50% of the combined voting power of the outstanding Voting Securities of the surviving corporation or a parent corporation of the surviving corporation immediately after the Merger, disregarding any Voting Securities issued to or retained by such holders in respect of securities of any other party to the Merger; or

(B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the Company;

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(ii) At any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (“Incumbent Directors”) shall cease for any reason to constitute at least a majority thereof; provided, however, that the term “Incumbent Director” shall also include each new director elected during such two-year period whose nomination or election was approved by two-thirds of the Incumbent Directors then in office; or

(iii) Any person shall, as a result of a tender or exchange offer, open market purchases or privately negotiated purchases from anyone other than the Company, have become the beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of Voting Securities representing 20% or more of the combined voting power of the then outstanding Voting Securities. For purposes of this Section 1(e), the term “person” means and includes any individual, corporation, partnership, group, association or other “person,” as such term is used in Section 14(d) of the Securities Exchange Act of 1934, other than the Company or any employee benefit plan sponsored by the Company.

Notwithstanding anything in this Section 1(e) to the contrary, no event shall be considered a change in control of the Company for purposes of this Agreement if the event is not also a “change in ownership,” “change in effective control,” or “change in ownership of a substantial portion of the assets” as those terms are defined in Treas Reg §1.409A-3(i)(5).

Notwithstanding anything in this Section 1(e) to the contrary, unless otherwise determined by the Board of Directors of the Company, no change in control of the Company shall be deemed to have occurred for purposes of this Agreement if (1) the Recipient acquires (other than on the same basis as all other holders of shares of Common Stock of the Company) an equity interest in an entity that acquires the Company in a change in control of the Company otherwise described under subparagraph (i) of this Section 1(e), or (2) the Recipient is part of a group that constitutes a person which becomes a beneficial owner of Voting Securities in a transaction that otherwise would have resulted in a change in control of the Company under subparagraph (iii) of this Section 1(e).

(f) Forfeiture of RSUs on Termination of Service. If the Recipient ceases to be an employee of the Company or a parent or subsidiary of the Company under circumstances where the RSUs have not previously vested and do not become vested pursuant to Section 1(c) or 1(d), the Recipient shall immediately forfeit all outstanding but unvested RSUs awarded pursuant to this Agreement and the Recipient shall have no right to receive the related Common Stock; provided, however, that the Severance RSUs shall not be forfeited under this section.

(g) Restrictions on Transfer. The Recipient may not sell, transfer, assign, pledge or otherwise encumber or dispose of the RSUs subject to this Agreement. The Recipient may designate beneficiaries to receive the shares of Common Stock underlying the RSUs subject to this Agreement if the Recipient dies before delivery of the shares of Common Stock by so indicating on a form supplied by the Company. If the Recipient fails to designate a beneficiary, such Common Stock will be delivered to the person or persons establishing rights of ownership by will or under the laws of descent and distribution.

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(h) No Voting Rights; Dividends. The Recipient shall have no rights as a shareholder with respect to the RSUs or the Common Stock underlying the RSUs until the underlying Common Stock is issued to the Recipient. The Recipient will be entitled to receive any cash dividends declared on the Common Stock underlying the RSUs after the RSUs have vested and the Common Stock has been issued. The Company shall accrue and pay to the Recipient on the vesting of the RSUs an amount in cash equal to dividends that would have been paid on the Common Stock underlying the RSUs after the date of the issuance of the RSUs. No interest shall be paid by the Company on accrued amounts.

(i) Delivery Date for the Shares Underlying the RSUs. As soon as practicable, but in no event later than thirty days, following a date on which any RSUs vest, the Company will issue the Recipient the Common Stock underlying the then vested RSUs in the form of uncertificated shares in book entry form. The shares of Common Stock will be issued in the Recipient’s name or, in the event of the Recipient’s death, in the name of either (i) the beneficiary designated by the Recipient on a form supplied by the Company or (ii) if the Recipient has not designated a beneficiary, the person or persons establishing rights of ownership by will or under the laws of descent and distribution.

(j) Taxes and Tax Withholding. The Recipient acknowledges and agrees that no election under Section 83(b) of the Internal Revenue Code can or will be made with respect to the RSUs. The Recipient acknowledges that, except as provided below, on each date that shares underlying the RSUs are issued to the Recipient (the “Payment Date”), the Value (as defined below) on that date of the shares so issued will be treated as ordinary compensation income for federal and state income and FICA tax purposes, and that the Company will be required to withhold taxes on these income amounts. To satisfy the required minimum withholding amount, the Company shall withhold from the shares otherwise issuable the number of shares having a Value equal to the minimum withholding amount. For purposes of this Section 6, the “Value” of a share shall be equal to the closing market price for the Common Stock on the last trading day preceding the Payment Date. The Recipient acknowledges that under current tax law, the Company is required to withhold FICA taxes with respect to the Severance RSUs on the date of this amended and restated Agreement. To satisfy the required FICA withholding, the Recipient shall, immediately upon notification of the amount due, pay to the Company in cash or by check amounts necessary to satisfy applicable FICA withholding requirements. If the Recipient fails to pay the amount demanded, the Company or the Recipient’s employer may withhold that amount from other amounts payable to the Recipient, including salary, subject to applicable law.

(k) Not a Contract of Employment. Nothing in the Plan or this Agreement shall confer upon Recipient any right to be continued in the employment of the Company or any parent or subsidiary of the Company, or to interfere in any way with the right of the Company or any parent or subsidiary by whom Recipient is employed to terminate Recipient’s employment at any time or for any reason, with or without cause, or to decrease Recipient’s compensation or benefits.

2.   Miscellaneous.

(a) Entire Agreement; Amendment. This Agreement and the Plan constitute the entire agreement of the parties with regard to the subjects hereof.

4

(b) Interpretation of the Plan and the Agreement. The Compensation Committee shall have the sole authority to interpret the provisions of this Agreement and the Plan and all determinations by it shall be final and conclusive.

(c) Electronic Delivery. The Recipient consents to the electronic delivery of notices and any prospectus and any other documents relating to this Award in lieu of mailing or other form of delivery.

(d) Rights and Benefits. The rights and benefits of this Agreement shall inure to the benefit of and be enforceable by the Company’s successors and assigns and, subject to the restrictions on transfer of this Agreement, be binding upon the Recipient’s heirs, executors, administrators, successors and assigns.

(e) Further Action. The parties agree to execute such instruments and to take such action as may reasonably be necessary to carry out the intent of this Agreement.

(f) Governing Law. This Agreement and the Plan will be interpreted under the laws of the state of Oregon, exclusive of choice of law rules.

Dated: _________________

_______________________________
Patrick L. Christopher

SCHNITZER STEEL INDUSTRIES, INC.

By:  ____________________________
        Authorized Officer

5

Exhibit 3
to Severance Agreement with Covenants
Between Patrick Christopher and Schnitzer Steel Industries, Inc.

AMENDED AND RESTATED RESTRICTED STOCK UNIT AWARD AGREEMENT

Pursuant to Section 8 of the 1993 Stock Incentive Plan (the “Plan”) of Schnitzer Steel Industries, Inc., an Oregon corporation (the “Company”), on July 26, 2011, the Compensation Committee of the Board of Directors of the Company authorized and granted to Patrick L. Christopher (the “Recipient”) an award of restricted stock units with respect to the Company’s Class A Common Stock (“Common Stock”), subject to the terms and conditions of a Restricted Stock Unit Award Agreement between the Company and the Recipient covering the award (the “Original Agreement”). In connection with the termination of the Recipient’s employment on August 14, 2013 and pursuant to the terms of that certain Severance Agreement with Covenants dated August __, 2013, the parties desire to modify the Original Agreement.

Now, therefore, the parties agree to amend, restate and supersede the Original Agreement in its entirety as follows (as amended, the “Agreement”):

1.  Award and Terms of Restricted Stock Units. The Company awards to the Recipient under the Plan 3,287 restricted stock units (the “Award”), subject to the restrictions, terms and conditions set forth in this Agreement.

(a) Rights under Restricted Stock Units. A restricted stock unit (a “RSU”) obligates the Company, upon vesting in accordance with this Agreement, to issue to the Recipient one share of Common Stock for each RSU. The number of shares of Common Stock issuable with respect to each RSU is subject to adjustment as determined by the Board of Directors of the Company as to the number and kind of shares of stock deliverable upon any merger, reorganization, consolidation, recapitalization, stock dividend, spin-off or other change in the corporate structure affecting the Common Stock generally.

(b) Vesting Date. The RSUs awarded under this Agreement shall initially be 100% unvested and subject to forfeiture. Subject to Sections 1(c), (d), (e) and (f), 20% of the RSUs vested on each of June 1, 2012 and June 1, 2013. In addition, subject to Sections 1(c), (d) and (e), 658 RSUs (the “Severance RSUs”) shall vest on August 14, 2014, and the Severance RSUs shall not terminate under Section 1(f) as a result of Recipient’s termination of employment. For the avoidance of doubt, 1,315 RSUs granted under the Original Agreement were irrevocably forfeited under Section 1(f) as a result of Recipient’s termination of employment.

(c) Acceleration on Death or Disability. If the Recipient dies or becomes disabled, the Severance RSUs shall become immediately vested. The term “disabled” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

(d) Certain Transactions. Notwithstanding any provision in this Agreement (but subject to the last sentence of this Section 1(d)), in the event of dissolution of the Company or a merger, consolidation or plan of exchange affecting the Company, the Compensation Committee of the Board of Directors (the “Compensation Committee”) may, in its sole discretion and to the extent possible under the structure of the applicable transaction, select one or a combination of the following alternatives for treating this Award of RSUs:

(i) The Award shall remain in effect in accordance with its terms;

(ii) All or a portion of the RSUs shall, to the extent then still subject to the vesting restrictions, be released from the vesting restrictions in connection with the closing of the applicable transaction; or

(iii) The RSUs shall be converted into restricted stock units or restricted stock of one or more of the corporations that are the surviving or acquiring corporations in the applicable transaction. The amount and type of converted restricted stock units or restricted stock shall be determined by the Company, taking into account the relative values of the companies involved in the applicable transaction and the exchange rate, if any, used in determining shares of the surviving corporation(s) to be held by holders of shares of the Company following the applicable transaction. Unless otherwise determined by the Company, by action of the Compensation Committee, the converted restricted stock units or restricted stock shall continue to be subject to the forfeiture provisions applicable to the RSUs at the time of the applicable transaction.

Notwithstanding the foregoing provisions of this Section 1(d) to the contrary, no such alternative shall occur with respect to the RSUs to the extent that, if it did, a 20% tax would be imposed under Section 409A of the Internal Revenue Code on the Recipient.

(e) Special Acceleration in Certain Events. Notwithstanding any other provision in this Agreement, upon a change in control of the Company, the Severance RSUs shall become immediately vested. The term “change in control of the Company” means the occurrence of any of the following events:

(i) The consummation of:

(A) any consolidation, merger or plan of share exchange involving the Company (a “Merger”) as a result of which the holders of outstanding securities of the Company ordinarily having the right to vote for the election of directors (“Voting Securities”) immediately prior to the Merger do not continue to hold at least 50% of the combined voting power of the outstanding Voting Securities of the surviving corporation or a parent corporation of the surviving corporation immediately after the Merger, disregarding any Voting Securities issued to or retained by such holders in respect of securities of any other party to the Merger; or

(B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the Company;

(ii) At any time during a period of two consecutive years, individuals

2

who at the beginning of such period constituted the Board of Directors of the Company (“Incumbent Directors”) shall cease for any reason to constitute at least a majority thereof; provided, however, that the term “Incumbent Director” shall also include each new director elected during such two-year period whose nomination or election was approved by two-thirds of the Incumbent Directors then in office; or

(iii) Any person shall, as a result of a tender or exchange offer, open market purchases or privately negotiated purchases from anyone other than the Company, have become the beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of Voting Securities representing 20% or more of the combined voting power of the then outstanding Voting Securities. For purposes of this Section 1(e), the term “person” means and includes any individual, corporation, partnership, group, association or other “person,” as such term is used in Section 14(d) of the Securities Exchange Act of 1934, other than the Company or any employee benefit plan sponsored by the Company.

Notwithstanding anything in this Section 1(e) to the contrary, no event shall be considered a change in control of the Company for purposes of this Agreement if the event is not also a “change in ownership,” “change in effective control,” or “change in ownership of a substantial portion of the assets” as those terms are defined in Treas Reg §1.409A-3(i)(5).

Notwithstanding anything in this Section 1(e) to the contrary, unless otherwise determined by the Board of Directors of the Company, no change in control of the Company shall be deemed to have occurred for purposes of this Agreement if (1) the Recipient acquires (other than on the same basis as all other holders of shares of Common Stock of the Company) an equity interest in an entity that acquires the Company in a change in control of the Company otherwise described under subparagraph (i) of this Section 1(e), or (2) the Recipient is part of a group that constitutes a person which becomes a beneficial owner of Voting Securities in a transaction that otherwise would have resulted in a change in control of the Company under subparagraph (iii) of this Section 1(e).

(f) Forfeiture of RSUs on Termination of Service. If the Recipient ceases to be an employee of the Company or a parent or subsidiary of the Company under circumstances where the RSUs have not previously vested and do not become vested pursuant to Section 1(c) or 1(d), the Recipient shall immediately forfeit all outstanding but unvested RSUs awarded pursuant to this Agreement and the Recipient shall have no right to receive the related Common Stock; provided, however, that the Severance RSUs shall not be forfeited under this section.

(g) Restrictions on Transfer. The Recipient may not sell, transfer, assign, pledge or otherwise encumber or dispose of the RSUs subject to this Agreement. The Recipient may designate beneficiaries to receive the shares of Common Stock underlying the RSUs subject to this Agreement if the Recipient dies before delivery of the shares of Common Stock by so indicating on a form supplied by the Company. If the Recipient fails to designate a beneficiary, such Common Stock will be delivered to the person or persons establishing rights of ownership by will or under the laws of descent and distribution.

(h) No Voting Rights; Dividends. The Recipient shall have no rights as a

3

shareholder with respect to the RSUs or the Common Stock underlying the RSUs until the underlying Common Stock is issued to the Recipient. The Recipient will be entitled to receive any cash dividends declared on the Common Stock underlying the RSUs after the RSUs have vested and the Common Stock has been issued. The Company shall accrue and pay to the Recipient on the vesting of the RSUs an amount in cash equal to dividends that would have been paid on the Common Stock underlying the RSUs after the date of the issuance of the RSUs. No interest shall be paid by the Company on accrued amounts.

(i) Delivery Date for the Shares Underlying the RSUs. As soon as practicable, but in no event later than thirty days, following a date on which any RSUs vest, the Company will issue the Recipient the Common Stock underlying the then vested RSUs in the form of uncertificated shares in book entry form. The shares of Common Stock will be issued in the Recipient’s name or, in the event of the Recipient’s death, in the name of either (i) the beneficiary designated by the Recipient on a form supplied by the Company or (ii) if the Recipient has not designated a beneficiary, the person or persons establishing rights of ownership by will or under the laws of descent and distribution.

(j) Taxes and Tax Withholding. The Recipient acknowledges and agrees that no election under Section 83(b) of the Internal Revenue Code can or will be made with respect to the RSUs. The Recipient acknowledges that, except as provided below, on each date that shares underlying the RSUs are issued to the Recipient (the “Payment Date”), the Value (as defined below) on that date of the shares so issued will be treated as ordinary compensation income for federal and state income and FICA tax purposes, and that the Company will be required to withhold taxes on these income amounts. To satisfy the required minimum withholding amount, the Company shall withhold from the shares otherwise issuable the number of shares having a Value equal to the minimum withholding amount. For purposes of this Section 6, the “Value” of a share shall be equal to the closing market price for the Common Stock on the last trading day preceding the Payment Date. The Recipient acknowledges that under current tax law, the Company is required to withhold FICA taxes with respect to the Severance RSUs on the date of this amended and restated Agreement. To satisfy the required FICA withholding, the Recipient shall, immediately upon notification of the amount due, pay to the Company in cash or by check amounts necessary to satisfy applicable FICA withholding requirements. If the Recipient fails to pay the amount demanded, the Company or the Recipient’s employer may withhold that amount from other amounts payable to the Recipient, including salary, subject to applicable law.

(k) Not a Contract of Employment. Nothing in the Plan or this Agreement shall confer upon Recipient any right to be continued in the employment of the Company or any parent or subsidiary of the Company, or to interfere in any way with the right of the Company or any parent or subsidiary by whom Recipient is employed to terminate Recipient’s employment at any time or for any reason, with or without cause, or to decrease Recipient’s compensation or benefits.

2.   Miscellaneous.

(a) Entire Agreement; Amendment. This Agreement and the Plan constitute the entire agreement of the parties with regard to the subjects hereof.

4

(b) Interpretation of the Plan and the Agreement. The Compensation Committee shall have the sole authority to interpret the provisions of this Agreement and the Plan and all determinations by it shall be final and conclusive.

(c) Electronic Delivery. The Recipient consents to the electronic delivery of notices and any prospectus and any other documents relating to this Award in lieu of mailing or other form of delivery.

(d) Rights and Benefits. The rights and benefits of this Agreement shall inure to the benefit of and be enforceable by the Company’s successors and assigns and, subject to the restrictions on transfer of this Agreement, be binding upon the Recipient’s heirs, executors, administrators, successors and assigns.

(e) Further Action. The parties agree to execute such instruments and to take such action as may reasonably be necessary to carry out the intent of this Agreement.

(f) Governing Law. This Agreement and the Plan will be interpreted under the laws of the state of Oregon, exclusive of choice of law rules.

Dated: _________________

_______________________________
Patrick L. Christopher

SCHNITZER STEEL INDUSTRIES, INC.

By:  ____________________________
        Authorized Officer

5

Exhibit 4
to Severance Agreement with Covenants
Between Patrick Christopher and Schnitzer Steel Industries, Inc.

AMENDED AND RESTATED RESTRICTED STOCK UNIT AWARD AGREEMENT

Pursuant to Section 8 of the 1993 Stock Incentive Plan (the “Plan”) of Schnitzer Steel Industries, Inc., an Oregon corporation (the “Company”), on November 21, 2011, the Compensation Committee of the Board of Directors of the Company authorized and granted to Patrick L. Christopher (the “Recipient”) an award of restricted stock units with respect to the Company’s Class A Common Stock (“Common Stock”), subject to the terms and conditions of a Restricted Stock Unit Award Agreement between the Company and the Recipient covering the award (the “Original Agreement”). In connection with the termination of the Recipient’s employment on August 14, 2013 and pursuant to the terms of that certain Severance Agreement with Covenants dated August __, 2013, the parties desire to modify the Original Agreement.

Now, therefore, the parties agree to amend, restate and supersede the Original Agreement in its entirety as follows (as amended, the “Agreement”):

1. Award and Terms of Restricted Stock Units. The Company awards to the Recipient under the Plan 3,287 restricted stock units (the “Award”), subject to the restrictions, terms and conditions set forth in this Agreement.

(a) Rights under Restricted Stock Units. A restricted stock unit (a “RSU”) obligates the Company, upon vesting in accordance with this Agreement, to issue to the Recipient one share of Common Stock for each RSU. The number of shares of Common Stock issuable with respect to each RSU is subject to adjustment as determined by the Board of Directors of the Company as to the number and kind of shares of stock deliverable upon any merger, reorganization, consolidation, recapitalization, stock dividend, spin-off or other change in the corporate structure affecting the Common Stock generally.

(b) Vesting Date. The RSUs awarded under this Agreement shall initially be 100% unvested and subject to forfeiture. Subject to Sections 1(c), (d), (e) and (f), 20% of the RSUs vested on each of June 1, 2012 and June 1, 2013. In addition, subject to Sections 1(c), (d) and (e), 658 RSUs (the “Severance RSUs”) shall vest on August 14, 2014, and the Severance RSUs shall not terminate under Section 1(f) as a result of Recipient’s termination of employment. For the avoidance of doubt, 1,315 RSUs granted under the Original Agreement were irrevocably forfeited under Section 1(f) as a result of Recipient’s termination of employment.

(c) Acceleration on Death or Disability. If the Recipient dies or becomes disabled, the Severance RSUs shall become immediately vested. The term “disabled” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

(d) Certain Transactions. Notwithstanding any provision in this Agreement (but subject to the last sentence of this Section 1(d)), in the event of dissolution of the Company or a merger, consolidation or plan of exchange affecting the Company, the Compensation Committee of the Board of Directors (the “Compensation Committee”) may, in its sole discretion and to the extent possible under the structure of the applicable transaction, select one or a combination of the following alternatives for treating this Award of RSUs:

(i) The Award shall remain in effect in accordance with its terms;

(ii) All or a portion of the RSUs shall, to the extent then still subject to the vesting restrictions, be released from the vesting restrictions in connection with the closing of the applicable transaction; or

(iii) The RSUs shall be converted into restricted stock units or restricted stock of one or more of the corporations that are the surviving or acquiring corporations in the applicable transaction. The amount and type of converted restricted stock units or restricted stock shall be determined by the Company, taking into account the relative values of the companies involved in the applicable transaction and the exchange rate, if any, used in determining shares of the surviving corporation(s) to be held by holders of shares of the Company following the applicable transaction. Unless otherwise determined by the Company, by action of the Compensation Committee, the converted restricted stock units or restricted stock shall continue to be subject to the forfeiture provisions applicable to the RSUs at the time of the applicable transaction.

Notwithstanding the foregoing provisions of this Section 1(d) to the contrary, no such alternative shall occur with respect to the RSUs to the extent that, if it did, a 20% tax would be imposed under Section 409A of the Internal Revenue Code on the Recipient.

(e) Special Acceleration in Certain Events. Notwithstanding any other provision in this Agreement, upon a change in control of the Company, the Severance RSUs shall become immediately vested. The term “change in control of the Company” means the occurrence of any of the following events:

(i) The consummation of:

(A) any consolidation, merger or plan of share exchange involving the Company (a “Merger”) as a result of which the holders of outstanding securities of the Company ordinarily having the right to vote for the election of directors (“Voting Securities”) immediately prior to the Merger do not continue to hold at least 50% of the combined voting power of the outstanding Voting Securities of the surviving corporation or a parent corporation of the surviving corporation immediately after the Merger, disregarding any Voting Securities issued to or retained by such holders in respect of securities of any other party to the Merger; or

(B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the Company;

(ii) At any time during a period of two consecutive years, individuals

2

who at the beginning of such period constituted the Board of Directors of the Company (“Incumbent Directors”) shall cease for any reason to constitute at least a majority thereof; provided, however, that the term “Incumbent Director” shall also include each new director elected during such two-year period whose nomination or election was approved by two-thirds of the Incumbent Directors then in office; or

(iii) Any person shall, as a result of a tender or exchange offer, open market purchases or privately negotiated purchases from anyone other than the Company, have become the beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of Voting Securities representing 20% or more of the combined voting power of the then outstanding Voting Securities. For purposes of this Section 1(e), the term “person” means and includes any individual, corporation, partnership, group, association or other “person,” as such term is used in Section 14(d) of the Securities Exchange Act of 1934, other than the Company or any employee benefit plan sponsored by the Company.

Notwithstanding anything in this Section 1(e) to the contrary, no event shall be considered a change in control of the Company for purposes of this Agreement if the event is not also a “change in ownership,” “change in effective control,” or “change in ownership of a substantial portion of the assets” as those terms are defined in Treas Reg §1.409A-3(i)(5).

Notwithstanding anything in this Section 1(e) to the contrary, unless otherwise determined by the Board of Directors of the Company, no change in control of the Company shall be deemed to have occurred for purposes of this Agreement if (1) the Recipient acquires (other than on the same basis as all other holders of shares of Common Stock of the Company) an equity interest in an entity that acquires the Company in a change in control of the Company otherwise described under subparagraph (i) of this Section 1(e), or (2) the Recipient is part of a group that constitutes a person which becomes a beneficial owner of Voting Securities in a transaction that otherwise would have resulted in a change in control of the Company under subparagraph (iii) of this Section 1(e).

(f) Forfeiture of RSUs on Termination of Service. If the Recipient ceases to be an employee of the Company or a parent or subsidiary of the Company under circumstances where the RSUs have not previously vested and do not become vested pursuant to Section 1(c) or 1(d), the Recipient shall immediately forfeit all outstanding but unvested RSUs awarded pursuant to this Agreement and the Recipient shall have no right to receive the related Common Stock; provided, however, that the Severance RSUs shall not be forfeited under this section.

(g) Restrictions on Transfer. The Recipient may not sell, transfer, assign, pledge or otherwise encumber or dispose of the RSUs subject to this Agreement. The Recipient may designate beneficiaries to receive the shares of Common Stock underlying the RSUs subject to this Agreement if the Recipient dies before delivery of the shares of Common Stock by so indicating on a form supplied by the Company. If the Recipient fails to designate a beneficiary, such Common Stock will be delivered to the person or persons establishing rights of ownership by will or under the laws of descent and distribution.

(h) No Voting Rights; Dividends. The Recipient shall have no rights as a

3

shareholder with respect to the RSUs or the Common Stock underlying the RSUs until the underlying Common Stock is issued to the Recipient. The Recipient will be entitled to receive any cash dividends declared on the Common Stock underlying the RSUs after the RSUs have vested and the Common Stock has been issued. The Company shall accrue and pay to the Recipient on the vesting of the RSUs an amount in cash equal to dividends that would have been paid on the Common Stock underlying the RSUs after the date of the issuance of the RSUs. No interest shall be paid by the Company on accrued amounts.

(i) Delivery Date for the Shares Underlying the RSUs. As soon as practicable, but in no event later than thirty days, following a date on which any RSUs vest, the Company will issue the Recipient the Common Stock underlying the then vested RSUs in the form of uncertificated shares in book entry form. The shares of Common Stock will be issued in the Recipient’s name or, in the event of the Recipient’s death, in the name of either (i) the beneficiary designated by the Recipient on a form supplied by the Company or (ii) if the Recipient has not designated a beneficiary, the person or persons establishing rights of ownership by will or under the laws of descent and distribution.

(j) Taxes and Tax Withholding. The Recipient acknowledges and agrees that no election under Section 83(b) of the Internal Revenue Code can or will be made with respect to the RSUs. The Recipient acknowledges that, except as provided below, on each date that shares underlying the RSUs are issued to the Recipient (the “Payment Date”), the Value (as defined below) on that date of the shares so issued will be treated as ordinary compensation income for federal and state income and FICA tax purposes, and that the Company will be required to withhold taxes on these income amounts. To satisfy the required minimum withholding amount, the Company shall withhold from the shares otherwise issuable the number of shares having a Value equal to the minimum withholding amount. For purposes of this Section 6, the “Value” of a share shall be equal to the closing market price for the Common Stock on the last trading day preceding the Payment Date. The Recipient acknowledges that under current tax law, the Company is required to withhold FICA taxes with respect to the Severance RSUs on the date of this amended and restated Agreement. To satisfy the required FICA withholding, the Recipient shall, immediately upon notification of the amount due, pay to the Company in cash or by check amounts necessary to satisfy applicable FICA withholding requirements. If the Recipient fails to pay the amount demanded, the Company or the Recipient’s employer may withhold that amount from other amounts payable to the Recipient, including salary, subject to applicable law.

(k) Not a Contract of Employment. Nothing in the Plan or this Agreement shall confer upon Recipient any right to be continued in the employment of the Company or any parent or subsidiary of the Company, or to interfere in any way with the right of the Company or any parent or subsidiary by whom Recipient is employed to terminate Recipient’s employment at any time or for any reason, with or without cause, or to decrease Recipient’s compensation or benefits.

2.   Miscellaneous.

(a) Entire Agreement; Amendment. This Agreement and the Plan constitute the entire agreement of the parties with regard to the subjects hereof.

4

(b) Interpretation of the Plan and the Agreement. The Compensation Committee shall have the sole authority to interpret the provisions of this Agreement and the Plan and all determinations by it shall be final and conclusive.

(c) Electronic Delivery. The Recipient consents to the electronic delivery of notices and any prospectus and any other documents relating to this Award in lieu of mailing or other form of delivery.

(d) Rights and Benefits. The rights and benefits of this Agreement shall inure to the benefit of and be enforceable by the Company’s successors and assigns and, subject to the restrictions on transfer of this Agreement, be binding upon the Recipient’s heirs, executors, administrators, successors and assigns.

(e) Further Action. The parties agree to execute such instruments and to take such action as may reasonably be necessary to carry out the intent of this Agreement.

(f) Governing Law. This Agreement and the Plan will be interpreted under the laws of the state of Oregon, exclusive of choice of law rules.

Dated: _________________

_______________________________
Patrick L. Christopher

SCHNITZER STEEL INDUSTRIES, INC.

By:  ____________________________
        Authorized Officer

5

Exhibit 5
to Severance Agreement with Covenants
Between Patrick Christopher and Schnitzer Steel Industries, Inc.

AMENDED AND RESTATED RESTRICTED STOCK UNIT AWARD AGREEMENT

Pursuant to Section 8 of the 1993 Stock Incentive Plan (the “Plan”) of Schnitzer Steel Industries, Inc., an Oregon corporation (the “Company”), on November 6, 2012, the Compensation Committee of the Board of Directors of the Company authorized and granted to Patrick L. Christopher (the “Recipient”) an award of restricted stock units with respect to the Company’s Class A Common Stock (“Common Stock”), subject to the terms and conditions of a Restricted Stock Unit Award Agreement between the Company and the Recipient covering the award (the “Original Agreement”). In connection with the termination of the Recipient’s employment on August 14, 2013 and pursuant to the terms of that certain Severance Agreement with Covenants dated August __, 2013, the parties desire to modify the Original Agreement.

Now, therefore, the parties agree to amend, restate and supersede the Original Agreement in its entirety as follows (as amended, the “Agreement”):

1. Award and Terms of Restricted Stock Units. The Company awards to the Recipient under the Plan 11,475 restricted stock units (the “Award”), subject to the restrictions, terms and conditions set forth in this Agreement.

(a) Rights under Restricted Stock Units. A restricted stock unit (a “RSU”) obligates the Company, upon vesting in accordance with this Agreement, to issue to the Recipient one share of Common Stock for each RSU. The number of shares of Common Stock issuable with respect to each RSU is subject to adjustment as determined by the Board of Directors of the Company as to the number and kind of shares of stock deliverable upon any merger, reorganization, consolidation, recapitalization, stock dividend, spin-off or other change in the corporate structure affecting the Common Stock generally.

(b) Vesting Date. The RSUs awarded under this Agreement shall initially be 100% unvested and subject to forfeiture. Subject to Sections 1(c), (d), (e) and (f), 20% of the RSUs (2,295 RSUs) vested on June 1, 2013. In addition, subject to Sections 1(c), (d) and (e), 2,295 RSUs (the “Severance RSUs”) shall vest on August 14, 2014, and the Severance RSUs shall not terminate under Section 1(f) as a result of Recipient’s termination of employment. For the avoidance of doubt, 6,885 RSUs granted under the Original Agreement were irrevocably forfeited under Section 1(f) as a result of Recipient’s termination of employment.

(c) Acceleration on Death or Disability. If the Recipient dies or becomes disabled, the Severance RSUs shall become immediately vested. The term “disabled” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

(d) Certain Transactions. Notwithstanding any provision in this Agreement (but subject to the last sentence of this Section 1(d)), in the event of dissolution of the Company or a merger, consolidation or plan of exchange affecting the Company, the Compensation

Committee of the Board of Directors (the “Compensation Committee”) may, in its sole discretion and to the extent possible under the structure of the applicable transaction, select one or a combination of the following alternatives for treating this Award of RSUs:

(i) The Award shall remain in effect in accordance with its terms;

(ii) All or a portion of the RSUs shall, to the extent then still subject to the vesting restrictions, be released from the vesting restrictions in connection with the closing of the applicable transaction; or

(iii) The RSUs shall be converted into restricted stock units or restricted stock of one or more of the corporations that are the surviving or acquiring corporations in the applicable transaction. The amount and type of converted restricted stock units or restricted stock shall be determined by the Company, taking into account the relative values of the companies involved in the applicable transaction and the exchange rate, if any, used in determining shares of the surviving corporation(s) to be held by holders of shares of the Company following the applicable transaction. Unless otherwise determined by the Company, by action of the Compensation Committee, the converted restricted stock units or restricted stock shall continue to be subject to the forfeiture provisions applicable to the RSUs at the time of the applicable transaction.

Notwithstanding the foregoing provisions of this Section 1(d) to the contrary, no such alternative shall occur with respect to the RSUs to the extent that, if it did, a 20% tax would be imposed under Section 409A of the Internal Revenue Code on the Recipient.

(e) Special Acceleration in Certain Events. Notwithstanding any other provision in this Agreement, upon a change in control of the Company, the Severance RSUs shall become immediately vested. The term “change in control of the Company” means the occurrence of any of the following events:

(i) The consummation of:

(A) any consolidation, merger or plan of share exchange involving the Company (a “Merger”) as a result of which the holders of outstanding securities of the Company ordinarily having the right to vote for the election of directors (“Voting Securities”) immediately prior to the Merger do not continue to hold at least 50% of the combined voting power of the outstanding Voting Securities of the surviving corporation or parent corporation of the surviving corporation immediately after the Merger, disregarding any Voting Securities issued to or retained by such holders in respect of securities of any other party to the Merger; or

(B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the Company;

(ii) At any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company

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(“Incumbent Directors”) shall cease for any reason to constitute at least a majority thereof; provided, however, that the term “Incumbent Director” shall also include each new director elected during such two-year period whose nomination or election was approved by two-thirds of the Incumbent Directors then in office; or

(iii) Any person shall, as a result of a tender or exchange offer, open market purchases or privately negotiated purchases from anyone other than the Company, have become the beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of Voting Securities representing 20% or more of the combined voting power of the then outstanding Voting Securities. For purposes of this Section 1(e), the term “person” means and includes any individual, corporation, partnership, group, association or other “person,” as such term is used in Section 14(d) of the Securities Exchange Act of 1934, other than the Company or any employee benefit plan sponsored by the Company.

Notwithstanding anything in this Section 1(e) to the contrary, no event shall be considered a change in control of the Company for purposes of this Agreement if the event is not also a “change in ownership,” “change in effective control,” or “change in ownership of a substantial portion of the assets” as those terms are defined in Treas Reg §1.409A-3(i)(5).

Notwithstanding anything in this Section 1(e) to the contrary, unless otherwise determined by the Board of Directors of the Company, no change in control of the Company shall be deemed to have occurred for purposes of this Agreement if (1) the Recipient acquires (other than on the same basis as all other holders of shares of Common Stock of the Company) an equity interest in an entity that acquires the Company in a change in control of the Company otherwise described under subparagraph (i) of this Section 1(e), or (2) the Recipient is part of a group that constitutes a person which becomes a beneficial owner of Voting Securities in a transaction that otherwise would have resulted in a change in control of the Company under subparagraph (iii) of this Section 1(e).

(f) Forfeiture of RSUs on Termination of Service. If the Recipient ceases to be an employee of the Company or a parent or subsidiary of the Company under circumstances where the RSUs have not previously vested and do not become vested pursuant to Section 1(c) or 1(d), the Recipient shall immediately forfeit all outstanding but unvested RSUs awarded pursuant to this Agreement and the Recipient shall have no right to receive the related Common Stock; provided, however, that the Severance RSUs shall not be forfeited under this section.

(g) Restrictions on Transfer. The Recipient may not sell, transfer, assign, pledge or otherwise encumber or dispose of the RSUs subject to this Agreement. The Recipient may designate beneficiaries to receive the shares of Common Stock underlying the RSUs subject to this Agreement if the Recipient dies before delivery of the shares of Common Stock by so indicating on a form supplied by the Company. If the Recipient fails to designate a beneficiary, such Common Stock will be delivered to the person or persons establishing rights of ownership by will or under the laws of descent and distribution.

(h) No Voting Rights; Dividends. The Recipient shall have no rights as a shareholder with respect to the RSUs or the Common Stock underlying the RSUs until the

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underlying Common Stock is issued to the Recipient. The Recipient will be entitled to receive any cash dividends declared on the Common Stock underlying the RSUs after the RSUs have vested and the Common Stock has been issued. The Company shall accrue and pay to the Recipient on the vesting of the RSUs an amount in cash equal to dividends that would have been paid on the Common Stock underlying the RSUs after the date of the issuance of the RSUs. No interest shall be paid by the Company on accrued amounts.

(i) Delivery Date for the Shares Underlying the RSUs. As soon as practicable, but in no event later than thirty days, following a date on which any RSUs vest (a “Vesting Date”), the Company will issue the Recipient the Common Stock underlying the then vested RSUs in the form of uncertificated shares in book entry form. The shares of Common Stock will be issued in the Recipient’s name or, in the event of the Recipient’s death, in the name of either (i) the beneficiary designated by the Recipient on a form supplied by the Company or (ii) if the Recipient has not designated a beneficiary, the person or persons establishing rights of ownership by will or under the laws of descent and distribution.

(j) Taxes and Tax Withholding. The Recipient acknowledges and agrees that no election under Section 83(b) of the Internal Revenue Code can or will be made with respect to the RSUs. The Recipient acknowledges that, except as provided below, on each date that shares underlying the RSUs are issued to the Recipient (the “Payment Date”), the Value (as defined below) on that date of the shares so issued will be treated as ordinary compensation income for federal and state income and FICA tax purposes, and that the Company will be required to withhold taxes on these income amounts. To satisfy the required minimum withholding amount, the Company shall withhold from the shares otherwise issuable the number of shares having a Value equal to the minimum withholding amount. For purposes of this Section 6, the “Value” of a share shall be equal to the closing market price for the Common Stock on the last trading day preceding the Payment Date. The Recipient acknowledges that under current tax law, the Company is required to withhold FICA taxes with respect to the Severance RSUs on the date of this amended and restated Agreement. To satisfy the required FICA withholding, the Recipient shall, immediately upon notification of the amount due, pay to the Company in cash or by check amounts necessary to satisfy applicable FICA withholding requirements. If the Recipient fails to pay the amount demanded, the Company or the Recipient’s employer may withhold that amount from other amounts payable to the Recipient, including salary, subject to applicable law.

(k) Not a Contract of Employment. Nothing in the Plan or this Agreement shall confer upon Recipient any right to be continued in the employment of the Company or any parent or subsidiary of the Company, or to interfere in any way with the right of the Company or any parent or subsidiary by whom Recipient is employed to terminate Recipient’s employment at any time or for any reason, with or without cause, or to decrease Recipient’s compensation or benefits.

2.   Non-Competition.

(a) Consequences of Violation. If the Company determines that Recipient has engaged in an action prohibited by Section 2(b) below, then:

(i) Recipient shall immediately forfeit all outstanding RSUs awarded

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pursuant to this Agreement and shall have no right to receive the underlying shares or the related dividend equivalent payment; and

(ii) If the Payment Date for any RSUs has occurred, and the Company’s determination of a violation occurs on or before the first anniversary of the Vesting Date for those RSUs, Recipient shall repay to the Company (A) the number of shares of Common Stock issued to Recipient under this Agreement on that Payment Date (the “Forfeited Shares”), plus (B) the amount of cash equal to the withholding taxes paid by withholding shares from Recipient on that Payment Date, plus (C) the amount of any dividend equivalent payment paid to Recipient on that Payment Date. If any Forfeited Shares are sold by Recipient prior to the Company’s demand for repayment, Recipient shall repay to the Company 100% of the proceeds of such sale or sales. The Company may, in its sole discretion, reduce the amount to be repaid by Recipient to take into account the tax consequences of such repayment for Recipient.

(b) Prohibited Actions. The consequences described in Section 2(a) shall apply if during Recipient’s employment with the Company, or at any time during the period of one year following termination of such employment, Recipient, directly or indirectly, owns, manages, controls, or participates in the ownership, management or control of, or is employed by, consults for, or is connected in any manner with:

(i) if Recipient is, or was at the time of termination of employment, employed by the Company’s Steel Manufacturing Business (“SMB”), any business that (A) is engaged in the steel manufacturing business, (B) produces any of the same steel products as SMB, and (C) competes with SMB for sales to customers in California, Oregon, Washington, Nevada, British Columbia or Alberta;

(ii) if Recipient is, or was at the time of termination of employment, employed by the Company’s Metals Recycling Business (“MRB”), any business that (A) is engaged in the metals recycling business, and (B) operates a metal recycling collection or processing facility within 75 miles of any of MRB’s metal recycling facilities;

(iii) if Recipient is, or was at the time of termination of employment, employed by the Company’s Auto Parts Business (“APB”), any business that (A) is engaged in the self-service used auto parts business, and (B) operates a self-service used auto parts store within 75 miles of any of APB’s stores; or

(iv) if Recipient is, or was at the time of termination of employment, employed in the Company’s Corporate Shared Services Division, any business that is described in Section 2(b)(i), Section 2(b)(ii) or Section 2(b)(iii).

3.   Miscellaneous.

(a) Entire Agreement; Amendment. This Agreement and the Plan constitute the entire agreement of the parties with regard to the subjects hereof.

(b) Interpretation of the Plan and the Agreement. The Compensation Committee shall have the sole authority to interpret the provisions of this Agreement and the

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Plan and all determinations by it shall be final and conclusive.

(c) Electronic Delivery. The Recipient consents to the electronic delivery of notices and any prospectus and any other documents relating to this Award in lieu of mailing or other form of delivery.

(d) Rights and Benefits. The rights and benefits of this Agreement shall inure to the benefit of and be enforceable by the Company’s successors and assigns and, subject to the restrictions on transfer of this Agreement, be binding upon the Recipient’s heirs, executors, administrators, successors and assigns.

(e) Further Action. The parties agree to execute such instruments and to take such action as may reasonably be necessary to carry out the intent of this Agreement.

(f) Severability. Each provision of this Agreement will be treated as a separate and independent clause and unenforceability of any one clause will in no way impact the enforceability of any other clause. Should any of the provisions of this Agreement be found to be unreasonable or invalid by a court of competent jurisdiction, such provision will be enforceable to the maximum extent enforceable by the law of that jurisdiction.

Dated: _________________

_______________________________
Patrick L. Christopher

SCHNITZER STEEL INDUSTRIES, INC.

By:  ____________________________
        Authorized Officer

6

Exhibit 6
to Severance Agreement with Covenants
Between Patrick Christopher and Schnitzer Steel Industries, Inc.

SCHNITZER STEEL INDUSTRIES, INC.
AMENDED AND RESTATED LONG-TERM INCENTIVE AWARD AGREEMENT
(MRB/APB FY 2011-2013 Performance Period)

On October 26, 2010, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Schnitzer Steel Industries, Inc. (the “Company”) authorized and granted a performance-based award to Patrick L. Christopher (“Recipient”) pursuant to Section 11 of the Company’s 1993 Stock Incentive Plan (the “Plan”), subject to the terms and conditions of a Long-Term Incentive Award Agreement between the Company and the Recipient covering the award (the “Original Agreement”). Compensation paid pursuant to the award is intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986 (the “Code”). In connection with the termination of the Recipient’s employment on August 14, 2013 and pursuant to the terms of that certain Severance Agreement with Covenants dated August __, 2013, the parties desire to modify the Original Agreement.

Now, therefore, the parties agree to amend, restate and supersede the Original Agreement in its entirety as follows (as amended, the “Agreement”):

1. Award. Subject to the terms and conditions of this Agreement, the Company shall issue to the Recipient the number of shares of Class A Common Stock of the Company (“Performance Shares”) determined under this Agreement based on the performance of the Company during the three-year period from September 1, 2010 to August 31, 2013 (the “Performance Period”) as described in Section 2. Recipient’s “Target Share Amount” for purposes of this Agreement is 3,317 shares.

2. Performance Conditions.

2.1 Payout Factor. Subject to adjustment under Sections 5 and 6, the number of Performance Shares to be issued to Recipient shall be determined by multiplying the Payout Factor by the Target Share Amount. The “Payout Factor” shall be equal to the sum of (a) 50% of the EPS Payout Factor as determined under Section 2.2 below, plus (b) 50% of the MRB/APB ROCE Payout Factor as determined under Section 2.3 below.

2.2  EPS Payout Factor.

2.2.1 The “EPS Payout Factor” shall be equal to the average of the Annual EPS Payout Factors determined for each of the three fiscal years of the Performance Period. The “Annual EPS Payout Factor” for each applicable fiscal year shall be determined under the table below based on the Adjusted EPS of the Company for the fiscal year.

Fiscal 2011	Fiscal 2012	Fiscal 2013	Annual EPS
Adjusted EPS	Adjusted EPS	Adjusted EPS	Payout Factor

Less than $3.21	Less than $3.53	Less than $3.88	0%
$3.21	$3.53	$3.88	50%
$3.77	$4.15	$4.56	100%
$4.62 or more	$5.08 or more	$5.59 or more	200%

If the Adjusted EPS for any fiscal year is between any two data points set forth in the applicable column of the above table for that fiscal year, the Annual EPS Payout Factor shall be determined by interpolation between the corresponding data points in the fourth column of the table as follows: the difference between the Adjusted EPS and the lower data point shall be divided by the difference between the higher data point and the lower data point, the resulting fraction shall be multiplied by the difference between the two corresponding data points in the fourth column of the table, and the resulting product shall be added to the lower corresponding data point in the fourth column of the table, with the resulting sum being the Annual EPS Payout Factor.

2.2.2 The Company’s “Adjusted EPS” for any fiscal year of the Performance Period shall mean the Company’s diluted earnings per share for that fiscal year, before extraordinary items and cumulative effects of changes in accounting principles, if any, as set forth in the audited consolidated financial statements of the Company and its subsidiaries for that fiscal year, and as adjusted in accordance with Section 2.4 below.

2.3   MRB/APB ROCE Payout Factor.

2.3.1 The “MRB/APB ROCE Payout Factor” shall be equal to the average of the Annual MRB/APB ROCE Payout Factors for each of the three fiscal years of the Performance Period. The “Annual MRB/APB ROCE Payout Factor” for each fiscal year shall be determined under the table below based on the MRB/APB ROCE for the fiscal year.

Annual
MRB/APB ROCE
MRB/APB ROCE	Payout Factor

Less than 9%	0%
9%	50%
10%	75%
11%	100%
12%	150%
13% or more	200%

If the MRB/APB ROCE is between any two data points set forth in the first column of the above table, the Annual MRB/APB ROCE Payout Factor shall be determined by interpolation between the corresponding data points in the second column of the table as follows: the difference between the MRB/APB ROCE and the lower data point shall be divided by the difference between the higher data point and the lower data point, the resulting fraction shall be multiplied by the difference between the two corresponding data points in the second column of the table, and the resulting product shall be added to the lower corresponding data point in the second column of the table, with the resulting sum being the Annual MRB/APB ROCE Payout Factor.

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2.3.2 The “MRB/APB ROCE” for any fiscal year shall be equal to the sum of the Adjusted Operating Income of the Company’s Metals Recycling Business (“MRB”) for that fiscal year and the Adjusted Operating Income of the Company’s Auto Parts Business (“APB”) for that fiscal year divided by the sum of the Average Capital Employed of MRB for that fiscal year and the Average Capital Employed of APB for that fiscal year. “Adjusted Operating Income” for each business for any fiscal year shall mean the business’s segment operating income for that fiscal year as set forth in the audited consolidated financial statements of the Company and its subsidiaries for the year, adjusted in accordance with Section 2.4 below, and then reduced by the Company’s effective tax rate for the fiscal year as determined from the audited consolidated statement of operations of the Company and its subsidiaries for the year. “Average Capital Employed” for each business for any fiscal year shall mean the average of five (5) numbers consisting of the business’s Capital Employed as of the last day of the fiscal year and as of the last day of the four preceding fiscal quarters. Subject to adjustment in accordance with Section 2.4 below, “Capital Employed” for each business as of any date shall mean (i) the business’s total assets, minus (ii) the business’s total liabilities other than debt for borrowed money and capital lease obligations, plus (iii) its intercompany payable balances, minus (iv) its intercompany receivable balances, in each case as set forth in the consolidated financial statements of the Company and its subsidiaries as of the applicable date or otherwise determined from the Company’s accounting records on a consistent basis.

2.4 Adjustments.

2.4.1 Change in Accounting Principle. If the Company implements a change in accounting principle during the Performance Period either as a result of issuance of new accounting standards or otherwise, and the effect of the accounting change was not reflected in the Company’s business plan at the time of approval of this award, then the Adjusted EPS and the Adjusted Operating Income and Capital Employed of each business for each affected period shall be adjusted to eliminate the impact of the change in accounting principle.

2.4.2 Investigation Expenses. Adjusted EPS and the Adjusted Operating Income of each business for each fiscal year during the Performance Period shall be adjusted to eliminate the impact of the fees, expenses, costs and indemnification payments and any insurance or other reimbursements of amounts paid or incurred by the Company in relation to or in connection with the investigations by the United States Department of Justice and the United States Securities and Exchange Commission into the Company’s past payment practices in Asia.

2.4.3 Impairments. Adjusted EPS and the Adjusted Operating Income of each business for each fiscal year during the Performance Period, and Capital Employed as of each quarter end during the Performance Period, shall be adjusted to eliminate the impact of any charges taken by the Company during the Performance Period for impairment of goodwill or other intangible assets.

2.4.4 Gas Contract Derivative Accounting. Adjusted EPS for each fiscal year during the Performance Period shall be adjusted to eliminate the impact of any expense or income recorded in such fiscal year under SFAS 133 relating to the change in fair value of the Company’s contract for the purchase of natural gas for the Company’s Steel Manufacturing Business, as well as any reduction in expenses recorded in such fiscal year upon the purchase of natural gas under the contract resulting in reversal of liabilities recorded in prior periods.

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2.4.5 Discontinued Operations. Adjusted EPS and the Adjusted Operating Income of each business for each fiscal year during the Performance Period shall be adjusted to eliminate any profit or loss reported in the Company’s financial statements as discontinued operations and any gain or loss from the disposition of a Company subsidiary, all or substantially all of the assets of a Company subsidiary or a division, or any material amount of assets of a Company subsidiary.

2.4.6 Portland Harbor Accruals and Expenses. Adjusted EPS and the Adjusted Operating Income of MRB for each fiscal year during the Performance Period, and Capital Employed of MRB as of each quarter end during the Performance Period, shall be adjusted to eliminate the impact of any changes in environmental liabilities recorded during the Performance Period in connection with the Portland Harbor Superfund Site investigation and remediation costs and natural resource damage claims (“Portland Harbor Accruals”). Adjusted EPS and the Adjusted Operating Income of MRB for each fiscal year during the Performance Period shall also be adjusted to eliminate any fees, costs and expenses incurred in connection with the Portland Harbor Superfund Site (net of any insurance or other reimbursements thereof and excluding Portland Harbor Accruals).

3. Time of Payment.

3.1 Scheduled Payment. Subject to Sections 3.2, 4, 5 and 6, the number of Performance Shares determined under Section 2 shall be issued by the Company to the Recipient on August 14, 2014 (the “Vesting Date”) or as soon as practicable thereafter.

3.2 Acceleration on Death or Disability. If the Recipient dies or becomes disabled before August 14, 2014, the Vesting Date shall be the later of October 31, 2013 and the date of Recipient’s death or disability. The term “disabled” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

4. Acceleration on Company Sale.

4.1 If a Company Sale (as defined below) occurs before August 14, 2014, the Vesting Date shall be no later than the earlier of fifteen (15) days following such event or the last day on which the Performance Shares could be issued so that Recipient may participate as a shareholder in receiving proceeds from the Company Sale.

4.2 For purposes of this Agreement, a “Company Sale” shall mean the occurrence of any of the following events:

4.2.1 any consolidation, merger or plan of share exchange involving the Company (a “Merger”) in which the Company is not the continuing or surviving corporation or pursuant to which outstanding shares of Class A Common Stock would be converted into cash, other securities or other property; or

4.2.2 any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the Company.

Notwithstanding anything in this Section 4.2 to the contrary, no event shall be considered a

4

Company Sale if the event is not also a “change in ownership,” “change in effective control,” or “change in ownership of a substantial portion of the assets” as those terms are defined in Treas Reg §1.409A-3(i)(5).

5. Certification and Payment. As soon as practicable following the completion of the audit of the Company’s consolidated financial statements for the final fiscal year of the Performance Period, the Company shall calculate the Payout Factor and the corresponding number of Performance Shares issuable to Recipient. This calculation shall be submitted to the Committee. No later than October 31, 2013 the Committee shall certify in writing (which may consist of approved minutes of a Committee meeting) the levels of Adjusted EPS and MRB/APB ROCE attained by the Company for the Performance Period and the number of Performance Shares issuable to Recipient based on such performance. Subject to applicable tax withholding, the number of Performance Shares so certified shall be issued to Recipient as soon as practicable following the Vesting Date, but no Performance Shares shall be issued prior to certification. No fractional shares shall be issued and the number of Performance Shares deliverable shall be rounded to the nearest whole share.

6. Tax Withholding. Recipient acknowledges that, on the date the Performance Shares are issued to Recipient (the “Payment Date”), the Value (as defined below) on that date of the Performance Shares will be treated as ordinary compensation income for federal and state income tax purposes, and that the Company will be required to withhold taxes on these income amounts. To satisfy the required minimum withholding amount, the Company shall withhold the number of Performance Shares having a Value equal to the minimum withholding amount. For purposes of this Section 6, the “Value” of a Performance Share shall be equal to the closing market price for Class A Common Stock on the last trading day preceding the Payment Date. The Recipient acknowledges that under current tax law, the Company is required to withhold FICA taxes on the date of this amended and restated Agreement with respect to the 1,780 Performance Shares issuable under this Agreement as a result of the Company’s performance in fiscal 2011 and fiscal 2012. Furthermore, the Recipient acknowledges that the Company will be required to withhold FICA taxes with respect to any Performance Shares issuable under this Agreement as a result of the Company’s performance in fiscal 2013 on the date the Committee certifies the number of Performance Shares issuable based on that performance. To satisfy the required FICA withholding, the Recipient shall, immediately upon notification of the amount due, pay to the Company in cash or by check amounts necessary to satisfy applicable FICA withholding requirements. If the Recipient fails to pay the amount demanded, the Company or the Recipient’s employer may withhold that amount from other amounts payable to the Recipient, including salary, subject to applicable law.

7. Changes in Capital Structure. If the outstanding Class A Common Stock of the Company is hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any stock split, combination of shares or dividend payable in shares, recapitalization or reclassification, appropriate adjustment shall be made by the Committee in the number and kind of shares subject to this Agreement so that the Recipient’s proportionate interest before and after the occurrence of the event is maintained.

8. Approvals. The obligations of the Company under this Agreement are subject to the approval of state, federal or foreign authorities or agencies with jurisdiction in the matter. The Company will use its reasonable best efforts to take steps required by state, federal or

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foreign law or applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange on which the Company’s shares may then be listed, in connection with the award evidenced by this Agreement. The foregoing notwithstanding, the Company shall not be obligated to deliver Class A Common Stock under this Agreement if such delivery would violate or result in a violation of applicable state or federal securities laws.

9.  No Right to Employment. Nothing contained in this Agreement shall confer upon Recipient any right to be employed by the Company or to continue to provide services to the Company or to interfere in any way with the right of the Company to terminate Recipient’s services at any time for any reason, with or without cause.

10.  Miscellaneous.

10.1 Entire Agreement. This Agreement constitutes the entire agreement of the parties with regard to the subjects hereof.

10.2 Notices. Any notice required or permitted under this Agreement shall be in writing and shall be deemed sufficient when delivered personally to the party to whom it is addressed or when deposited into the United States Mail as registered or certified mail, return receipt requested, postage prepaid, addressed to the Company, Attention: Corporate Secretary, at its principal executive offices or to Recipient at the address of Recipient in the Company’s records, or at such other address as such party may designate by ten (10) days’ advance written notice to the other party.

10.3 Assignment; Rights and Benefits. Recipient shall not assign this Agreement or any rights hereunder to any other party or parties without the prior written consent of the Company. The rights and benefits of this Agreement shall inure to the benefit of and be enforceable by the Company’s successors and assigns and, subject to the foregoing restriction on assignment, be binding upon Recipient’s heirs, executors, administrators, successors and assigns.

10.4 Further Action. The parties agree to execute such instruments and to take such action as may reasonably be necessary to carry out the intent of this Agreement.

10.5 Applicable Law; Attorneys’ Fees. The terms and conditions of this Agreement shall be governed by the laws of the State of Oregon. In the event either party institutes litigation hereunder, the prevailing party shall be entitled to reasonable attorneys’ fees to be set by the trial court and, upon any appeal, the appellate court.

Dated: _________________

_______________________________
PATRICK L. CHRISTOPHER

SCHNITZER STEEL INDUSTRIES, INC.

By:  ____________________________

Its:  Senior Vice President

6

Exhibit 7
to Severance Agreement with Covenants
Between Patrick Christopher and Schnitzer Steel Industries, Inc.

SCHNITZER STEEL INDUSTRIES, INC.
AMENDED AND RESTATED LONG-TERM INCENTIVE AWARD AGREEMENT
(NIR Upgrade Project - Everett)

On May 20, 2010, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Schnitzer Steel Industries, Inc. (the “Company”) authorized and granted a performance-based award to Pat Christopher (“Recipient”) pursuant to Section 7 of the Company’s 1993 Stock Incentive Plan (the “Plan”), subject to the terms and conditions of a Long-Term Incentive Award Agreement between the Company and the Recipient covering the award (the “Original Agreement”). Due to discretion retained under the performance goals, compensation paid pursuant to the award will not qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986 (the “Code”). In connection with the termination of the Recipient’s employment on August 14, 2013 and pursuant to the terms of that certain Severance Agreement with Covenants dated August __, 2013, the parties desire to modify the Original Agreement.

Now, therefore, the parties agree to amend, restate and supersede the Original Agreement in its entirety as follows (as amended, the “Agreement”):

1. Award. Subject to the terms and conditions of this Agreement, the Company shall issue to the Recipient the number of shares of Class A Common Stock of the Company (“Performance Shares”) determined under this Agreement based on the performance of the upgrade described in approved Company AFE #23001462 (the “NIR Upgrade”) to the nonferrous metals recovery system at the Company’s Everett, Massachusetts metals recycling facility during the period commencing on March 1, 2011 and ending on February 28, 2014 (the “Performance Period”) as described in Section 2. Recipient’s “Target Share Amount” for purposes of this Agreement is 1,610 shares.

2. Performance Condition.

2.1 Payout Factor. Subject to adjustment under Sections 4, 5 and 6, the number of Performance Shares to be issued to Recipient shall be determined by multiplying the Payout Factor by the Target Share Amount. The “Payout Factor” shall be determined under the table below based on the NIR Upgrade ROI.

NIR Upgrade ROI	Payout Factor

Less than 54.655%	0%
54.655%	85%
59.4775%	92.5%
64.3% or more	100%

If the NIR Upgrade ROI is between any two data points set forth in the first column of the above table, the Payout Factor shall be determined by interpolation between the corresponding data points in the second column of the table as follows: the difference between the NIR Upgrade ROI and the lower data point shall be divided by the difference between the higher data point and the lower data point, the resulting fraction shall be multiplied by the difference between the two corresponding data points in the second column of the table, and the resulting product shall be added to the lower corresponding data point in the second column of the table, with the resulting sum being the Payout Factor.

2.2 The “NIR Upgrade ROI” shall be equal to the percentage determined by dividing the total cash flow attributable to the NIR Upgrade for the Performance Period by three (3), and then dividing the result by the actual capitalized cost of the NIR Upgrade, including the installation of all buildings and equipment covered by approved Company AFE #23001462; for avoidance of doubt, the actual capital expenditures shall be offset by the amount of insurance proceeds from the fire at the facility that occurred on July 2, 2009. Cash flow shall be determined in a manner generally consistent with the cash flow analysis included in AFE #23001462, specifically including the assumption that commodity prices as stated in the AFE will be in effect during the entire Performance Period, and with all other calculations and adjustments to be determined by the Committee in its sole discretion.

3. Employment Condition. The continued employment requirement included in the Original Agreement has been deleted.

4. Company Sale.

4.1 If a Company Sale (as defined below) occurs before the end of the Performance Period, Recipient shall be entitled to receive an award payout equal to 100% of the Target Share Amount no later than the earlier of fifteen (15) days following such event or the last day on which the Performance Shares could be issued so that Recipient may participate as a shareholder in receiving proceeds from the Company Sale.

4.2 For purposes of this Agreement, a “Company Sale” shall mean the occurrence of any of the following events:

4.2.1 any consolidation, merger or plan of share exchange involving the Company (a “Merger”) in which the Company is not the continuing or surviving corporation or pursuant to which outstanding shares of Class A Common Stock would be converted into cash, other securities or other property; or

4.2.2 any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the Company.

5. Certification and Payment. As soon as practicable following the end of the Performance Period, the Company shall calculate the Payout Factor and the corresponding number of Performance Shares issuable to Recipient. This calculation shall be submitted to the Committee for certification (including possible discretionary adjustment) and such written certification (which may consist of approved minutes of a Committee meeting) shall be completed no later than 60 days following the end of the Performance Period. Subject to applicable tax withholding, the number of Performance Shares so certified shall be issued to Recipient as soon as practicable following such certification. No fractional shares shall be issued and the number of Performance Shares deliverable shall be rounded to the nearest whole share.

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6. Tax Withholding. Recipient acknowledges that, on the date the Performance Shares are issued to Recipient (the “Payment Date”), the Value (as defined below) on that date of the Performance Shares will be treated as ordinary compensation income for federal and state income and FICA tax purposes, and that the Company will be required to withhold taxes on these income amounts. To satisfy the required minimum withholding amount, the Company shall withhold the number of Performance Shares having a Value equal to the minimum withholding amount. For purposes of this Section 6, the “Value” of a Performance Share shall be equal to the closing market price for Class A Common Stock on the last trading day preceding the Payment Date.

7. Changes in Capital Structure. If the outstanding Class A Common Stock of the Company is hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any stock split, combination of shares or dividend payable in shares, recapitalization or reclassification, appropriate adjustment shall be made by the Committee in the number and kind of shares subject to this Agreement so that the Recipient’s proportionate interest before and after the occurrence of the event is maintained.

8. Approvals. The obligations of the Company under this Agreement are subject to the approval of state, federal or foreign authorities or agencies with jurisdiction in the matter. The Company will use its reasonable best efforts to take steps required by state, federal or foreign law or applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange on which the Company’s shares may then be listed, in connection with the award evidenced by this Agreement. The foregoing notwithstanding, the Company shall not be obligated to deliver Class A Common Stock under this Agreement if such delivery would violate or result in a violation of applicable state or federal securities laws.

9. No Right to Employment. Nothing contained in this Agreement shall confer upon Recipient any right to be employed by the Company or to continue to provide services to the Company or to interfere in any way with the right of the Company to terminate Recipient’s services at any time for any reason, with or without cause.

10. Miscellaneous.

10.1 Entire Agreement. This Agreement constitutes the entire agreement of the parties with regard to the subjects hereof.

10.2 Notices. Any notice required or permitted under this Agreement shall be whom it is addressed or when deposited into the United States Mail as registered or certified mail, return receipt requested, postage prepaid, addressed to the Company, Attention: Corporate Secretary, at its principal executive offices or to Recipient at the address of Recipient in the Company’s records, or at such other address as such party may designate by ten (10) days’ advance written notice to the other party.

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10.3 Assignment; Rights and Benefits. Recipient shall not assign this Agreement or any rights hereunder to any other party or parties without the prior written consent of the Company. The rights and benefits of this Agreement shall inure to the benefit of and be enforceable by the Company’s successors and assigns and, subject to the foregoing restriction on assignment, be binding upon Recipient’s heirs, executors, administrators, successors and assigns.

10.4 Further Action. The parties agree to execute such instruments and to take such action as may reasonably be necessary to carry out the intent of this Agreement.

10.5 Applicable Law; Attorneys’ Fees. The terms and conditions of this Agreement shall be governed by the laws of the State of Oregon. In the event either party institutes litigation hereunder, the prevailing party shall be entitled to reasonable attorneys’ fees to be set by the trial court and, upon any appeal, the appellate court.

Dated: _________________

_______________________________
PATRICK L. CHRISTOPHER

SCHNITZER STEEL INDUSTRIES, INC.

By:  ____________________________

Its:  Senior Vice President

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Exhibit 8
to Severance Agreement with Covenants
Between Patrick Christopher and Schnitzer Steel Industries, Inc.

SCHNITZER STEEL INDUSTRIES, INC.
AMENDED AND RESTATED LONG-TERM INCENTIVE AWARD AGREEMENT
(NIR Upgrade Project - Oakland)

On July 27, 2010, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Schnitzer Steel Industries, Inc. (the “Company”) authorized and granted a performance-based award to Pat Christopher (“Recipient”) pursuant to Section 7 of the Company’s 1993 Stock Incentive Plan (the “Plan”), subject to the terms and conditions of a Long-Term Incentive Award Agreement between the Company and the Recipient covering the award (the “Original Agreement”). Due to discretion retained under the performance goals, compensation paid pursuant to the award will not qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986 (the “Code”). In connection with the termination of the Recipient’s employment on August 14, 2013 and pursuant to the terms of that certain Severance Agreement with Covenants dated August __, 2013, the parties desire to modify the Original Agreement.

Now, therefore, the parties agree to amend, restate and supersede the Original Agreement in its entirety as follows (as amended, the “Agreement”):

1. Award. Subject to the terms and conditions of this Agreement, the Company shall issue to the Recipient the number of shares of Class A Common Stock of the Company (“Performance Shares”) determined under this Agreement based on the performance of the upgrade described in approved Company AFE #10201709 (the “NIR Upgrade”) to the nonferrous metals recovery system at the Company’s Oakland, California metals recycling facility during the period commencing on May 1, 2011 and ending on April 30, 2014 (the “Performance Period”) as described in Section 2. Recipient’s “Target Share Amount” for purposes of this Agreement is 1,431 shares.

2. Performance Condition.

2.1 Payout Factor. Subject to adjustment under Sections 4, 5 and 6, the number of Performance Shares to be issued to Recipient shall be determined by multiplying the Payout Factor by the Target Share Amount. The “Payout Factor” shall be determined under the table below based on the NIR Upgrade ROI.

NIR Upgrade ROI	Payout Factor

Less than 28.57%	0%
28.57%	85%
31.09%	92.5%
33.61% or more	100%

If the NIR Upgrade ROI is between any two data points set forth in the first column of the above table, the Payout Factor shall be determined by interpolation between the corresponding data points in the second column of the table as follows: the difference between the NIR Upgrade ROI and the lower data point shall be divided by the difference between the higher data point and the lower data point, the resulting fraction shall be multiplied by the difference between the two corresponding data points in the second column of the table, and the resulting product shall be added to the lower corresponding data point in the second column of the table, with the resulting sum being the Payout Factor.

2.2 The “NIR Upgrade ROI” shall be equal to the percentage determined by dividing the total cash flow attributable to the NIR Upgrade for the Performance Period by three (3) and then dividing the result by the actual capitalized cost of the NIR Upgrade. Cash flow shall be determined in a manner generally consistent with the cash flow analysis included in AFE #10201709, specifically including the assumption that commodity prices as stated in the AFE will be in effect during the entire Performance Period, and with all other calculations and adjustments to be determined by the Committee in its sole discretion.

3. Employment Condition. The continued employment requirement included in the Original Agreement has been deleted.

4. Company Sale.

4.1 If a Company Sale (as defined below) occurs before the end of the Performance Period, Recipient shall be entitled to receive an award payout equal to 100% of the Target Share Amount no later than the earlier of fifteen (15) days following such event or the last day on which the Performance Shares could be issued so that Recipient may participate as a shareholder in receiving proceeds from the Company Sale.

4.2 For purposes of this Agreement, a “Company Sale” shall mean the occurrence of any of the following events:

4.2.1 any consolidation, merger or plan of share exchange involving the Company (a “Merger”) in which the Company is not the continuing or surviving corporation or pursuant to which outstanding shares of Class A Common Stock would be converted into cash, other securities or other property; or

4.2.2 any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the Company.

5. Certification and Payment. As soon as practicable following the end of the Performance Period, the Company shall calculate the Payout Factor and the corresponding number of Performance Shares issuable to Recipient. This calculation shall be submitted to the Committee for certification (including possible discretionary adjustment) and such written certification (which may consist of approved minutes of a Committee meeting) shall be completed no later than 60 days following the end of the Performance Period. Subject to applicable tax withholding, the number of Performance Shares so certified shall be issued to Recipient as soon as practicable following such certification. No fractional shares shall be issued and the number of Performance Shares deliverable shall be rounded to the nearest whole share.

6. Tax Withholding. Recipient acknowledges that, on the date the Performance Shares are issued to Recipient (the “Payment Date”), the Value (as defined below) on that date of the Performance Shares will be treated as ordinary compensation income for federal and state

2

income and FICA tax purposes, and that the Company will be required to withhold taxes on these income amounts. To satisfy the required minimum withholding amount, the Company shall withhold the number of Performance Shares having a Value equal to the minimum withholding amount. For purposes of this Section 6, the “Value” of a Performance Share shall be equal to the closing market price for Class A Common Stock on the last trading day preceding the Payment Date.

7. Changes in Capital Structure. If the outstanding Class A Common Stock of the Company is hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any stock split, combination of shares or dividend payable in shares, recapitalization or reclassification, appropriate adjustment shall be made by the Committee in the number and kind of shares subject to this Agreement so that the Recipient’s proportionate interest before and after the occurrence of the event is maintained.

8. Approvals. The obligations of the Company under this Agreement are subject to the approval of state, federal or foreign authorities or agencies with jurisdiction in the matter. The Company will use its reasonable best efforts to take steps required by state, federal or foreign law or applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange on which the Company’s shares may then be listed, in connection with the award evidenced by this Agreement. The foregoing notwithstanding, the Company shall not be obligated to deliver Class A Common Stock under this Agreement if such delivery would violate or result in a violation of applicable state or federal securities laws.

9. No Right to Employment. Nothing contained in this Agreement shall confer upon Recipient any right to be employed by the Company or to continue to provide services to the Company or to interfere in any way with the right of the Company to terminate Recipient’s services at any time for any reason, with or without cause.

10. Miscellaneous.

10.1 Entire Agreement. This Agreement constitutes the entire agreement of the parties with regard to the subjects hereof.

10.2 Notices. Any notice required or permitted under this Agreement shall be in writing and shall be deemed sufficient when delivered personally to the party to whom it is addressed or when deposited into the United States Mail as registered or certified mail, return receipt requested, postage prepaid, addressed to the Company, Attention: Corporate Secretary, at its principal executive offices or to Recipient at the address of Recipient in the Company’s records, or at such other address as such party may designate by ten (10) days’ advance written notice to the other party.

10.3 Assignment; Rights and Benefits. Recipient shall not assign this Agreement or any rights hereunder to any other party or parties without the prior written consent of the Company. The rights and benefits of this Agreement shall inure to the benefit of and be

3

enforceable by the Company’s successors and assigns and, subject to the foregoing restriction on assignment, be binding upon Recipient’s heirs, executors, administrators, successors and assigns.

10.4 Further Action. The parties agree to execute such instruments and to take such action as may reasonably be necessary to carry out the intent of this Agreement.

10.5 Applicable Law; Attorneys’ Fees. The terms and conditions of this Agreement shall be governed by the laws of the State of Oregon. In the event either party institutes litigation hereunder, the prevailing party shall be entitled to reasonable attorneys’ fees to be set by the trial court and, upon any appeal, the appellate court.

Dated: _________________

_______________________________
PATRICK L. CHRISTOPHER

SCHNITZER STEEL INDUSTRIES, INC.

By:  ____________________________

Its:  Senior Vice President

4

Exhibit 9
to Severance Agreement with Covenants
Between Patrick Christopher and Schnitzer Steel Industries, Inc.

SCHNITZER STEEL INDUSTRIES, INC.
AMENDED AND RESTATED LONG-TERM INCENTIVE AWARD AGREEMENT
(NIR Upgrade Project - Tacoma)

On May 20, 2010, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Schnitzer Steel Industries, Inc. (the “Company”) authorized and granted a performance-based award to Pat Christopher (“Recipient”) pursuant to Section 7 of the Company’s 1993 Stock Incentive Plan (the “Plan”), subject to the terms and conditions of a Long-Term Incentive Award Agreement between the Company and the Recipient covering the award (the “Original Agreement”). Due to discretion retained under the performance goals, compensation paid pursuant to the award will not qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986 (the “Code”). In connection with  the termination of the Recipient’s employment on August 14, 2013 and pursuant to the terms of that certain Severance Agreement with Covenants dated August __, 2013, the parties desire to modify the Original Agreement.

Now, therefore, the parties agree to amend, restate and supersede the Original Agreement in its entirety as follows (as amended, the “Agreement”):

1. Award. Subject to the terms and conditions of this Agreement, the Company shall issue to the Recipient the number of shares of Class A Common Stock of the Company (“Performance Shares”) determined under this Agreement based on the performance of the upgrade described in approved Company AFE #12551555 (the “NIR Upgrade”) to the nonferrous metals recovery system at the Company’s Tacoma, Washington metals recycling facility during the period commencing on November 1, 2010 and ending on October 31, 2013 (the “Performance Period”) as described in Section 2. Recipient’s “Target Share Amount” for purposes of this Agreement is 1,610 shares.

2. Performance Condition.

2.1 Payout Factor. Subject to adjustment under Sections 4, 5 and 6, the number of Performance Shares to be issued to Recipient shall be determined by multiplying the Payout Factor by the Target Share Amount. The “Payout Factor” shall be determined under the table below based on the NIR Upgrade ROI using the performance goals in the first column of the table; provided, however, that if the Company enters into a joint venture with the party currently contemplated by the Company’s Project Alexis at any time prior to the end of the Performance Period, the Payout Factor shall be determined using the performance goals in the second column of the table.

NIR Upgrade ROI	NIR Upgrade ROI (w/Alexis)	Payout Factor

Less than 39.695%	Less than 32.13%	0%
39.695%	32.13%	85%
43.1975%	34.965%	92.5%
46.7% or more	37.8% or more	100%

If the NIR Upgrade ROI is between any two data points set forth in the first or second column of the above table, the Payout Factor shall be determined by interpolation between the corresponding data points in the third column of the table as follows: the difference between the NIR Upgrade ROI and the lower data point shall be divided by the difference between the higher data point and the lower data point, the resulting fraction shall be multiplied by the difference between the two corresponding data points in the third column of the table, and the resulting product shall be added to the lower corresponding data point in the third column of the table, with the resulting sum being the Payout Factor.

2.2 The “NIR Upgrade ROI” shall be equal to the percentage determined by dividing the total cash flow attributable to the NIR Upgrade for the Performance Period by three (3), and then dividing the result by the actual capitalized cost of the NIR Upgrade, including the installation of all equipment covered by approved Company AFE #12551555.  Cash flow shall be determined in a manner generally consistent with the cash flow analysis included in AFE #12551555, specifically including the assumption that commodity prices as stated in the AFE will be in effect during the entire Performance Period, and with all other calculations and adjustments to be determined by the Committee in its sole discretion.

3. Employment Condition. The continued employment requirement included in the Original Agreement has been deleted.

4. Company Sale.

4.1 If a Company Sale (as defined below) occurs before the end of the Performance Period, Recipient shall be entitled to receive an award payout equal to 100% of the Target Share Amount no later than the earlier of fifteen (15) days following such event or the last day on which the Performance Shares could be issued so that Recipient may participate as a shareholder in receiving proceeds from the Company Sale.

4.2 For purposes of this Agreement, a “Company Sale” shall mean the occurrence of any of the following events:

4.2.1 any consolidation, merger or plan of share exchange involving the Company (a “Merger”) in which the Company is not the continuing or surviving corporation or pursuant to which outstanding shares of Class A Common Stock would be converted into cash, other securities or other property; or

4.2.2 any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the Company.

5. Certification and Payment. As soon as practicable following the end of the Performance Period, the Company shall calculate the Payout Factor and the corresponding number of Performance Shares issuable to Recipient. This calculation shall be submitted to the Committee for certification (including possible discretionary adjustment) and such written certification (which may consist of approved minutes of a Committee meeting) shall be completed no later than 60 days following the end of the Performance Period. Subject to applicable tax withholding, the number of Performance Shares so certified shall be issued to

2

Recipient as soon as practicable following such certification. No fractional shares shall be issued and the number of Performance Shares deliverable shall be rounded to the nearest whole share.

6. Tax Withholding. Recipient acknowledges that, on the date the Performance Shares are issued to Recipient (the “Payment Date”), the Value (as defined below) on that date of the Performance Shares will be treated as ordinary compensation income for federal and state income and FICA tax purposes, and that the Company will be required to withhold taxes on these income amounts. To satisfy the required minimum withholding amount, the Company shall withhold the number of Performance Shares having a Value equal to the minimum withholding amount. For purposes of this Section 6, the “Value” of a Performance Share shall be equal to the closing market price for Class A Common Stock on the last trading day preceding the Payment Date.

7. Changes in Capital Structure. If the outstanding Class A Common Stock of the Company is hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any stock split, combination of shares or dividend payable in shares, recapitalization or reclassification, appropriate adjustment shall be made by the Committee in the number and kind of shares subject to this Agreement so that the Recipient’s proportionate interest before and after the occurrence of the event is maintained.

8. Approvals. The obligations of the Company under this Agreement are subject to the approval of state, federal or foreign authorities or agencies with jurisdiction in the matter. The Company will use its reasonable best efforts to take steps required by state, federal or foreign law or applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange on which the Company’s shares may then be listed, in connection with the award evidenced by this Agreement. The foregoing notwithstanding, the Company shall not be obligated to deliver Class A Common Stock under this Agreement if such delivery would violate or result in a violation of applicable state or federal securities laws.

9. No Right to Employment. Nothing contained in this Agreement shall confer upon Recipient any right to be employed by the Company or to continue to provide services to the Company or to interfere in any way with the right of the Company to terminate Recipient’s services at any time for any reason, with or without cause.

10. Miscellaneous.

10.1 Entire Agreement. This Agreement constitutes the entire agreement of the parties with regard to the subjects hereof.

10.2 Notices. Any notice required or permitted under this Agreement shall be in writing and shall be deemed sufficient when delivered personally to the party to whom it is addressed or when deposited into the United States Mail as registered or certified mail, return receipt requested, postage prepaid, addressed to the Company, Attention: Corporate Secretary, at its principal executive offices or to Recipient at the address of Recipient in the Company’s

3

records, or at such other address as such party may designate by ten (10) days’ advance written notice to the other party.

10.3 Assignment; Rights and Benefits. Recipient shall not assign this Agreement or any rights hereunder to any other party or parties without the prior written consent of the Company. The rights and benefits of this Agreement shall inure to the benefit of and be enforceable by the Company’s successors and assigns and, subject to the foregoing restriction on assignment, be binding upon Recipient’s heirs, executors, administrators, successors and assigns.

10.4 Further Action. The parties agree to execute such instruments and to take such action as may reasonably be necessary to carry out the intent of this Agreement.

10.5 Applicable Law; Attorneys’ Fees. The terms and conditions of this Agreement shall be governed by the laws of the State of Oregon. In the event either party institutes litigation hereunder, the prevailing party shall be entitled to reasonable attorneys’ fees to be set by the trial court and, upon any appeal, the appellate court.

Dated: _________________

_______________________________
PATRICK L. CHRISTOPHER

SCHNITZER STEEL INDUSTRIES, INC.

By:  ____________________________

Its:  Senior Vice President

4